STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
JUNE 30, 2000


[BRIDGE PHOTO]


STEIN ROE TAX-EXEMPT BOND FUNDS

TAX-EXEMPT FUNDS

           STEIN ROE MUNICIPAL MONEY MARKET FUND
           STEIN ROE INTERMEDIATE MUNICIPALS FUND
           STEIN ROE MANAGED MUNICIPALS FUND
           STEIN ROE HIGH-YIELD MUNICIPALS FUND






[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------

From the President................................................     1

   Stephen Gibson's thoughts on the markets and investing

Questions & Answers

   Interviews with the portfolio manager(s) and a summary of investment activity

   Stein Roe Municipal Money
     Market Fund..................................................     5
   Stein Roe Intermediate
     Municipals Fund..............................................     8
   Stein Roe Managed Municipals Fund..............................    12
   Stein Roe High-Yield Municipals Fund...........................    16

Portfolios of Investments.........................................    20

   A complete list of investments with market values

Financial Statements..............................................    46

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    56


Financial Highlights..............................................    62

   Selected per-share data


Report of Independent Auditors ...................................    66



                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------


To Our Shareholders
Consumer confidence remained high and spending was strong, posting near-record sales in certain industries during the 12-month period ending June 30, 2000. The U.S. economy continued its steady growth through the second half of 1999, and though it has shown signs of slowing in the first two quarters of 2000, it has not stabilized sufficiently to satisfy the Federal Reserve Board (the Fed).
   As always, the most influential factor in the bond market was the actions of the Fed. Fueled by fears of inflation resulting from rapid economic growth, the Fed raised short-term interest rates five times during the period, increasing them from 5% to 6.5%. As bond prices declined in the face of rising interest rates, bond performance was negatively affected.
   However, the demand for municipal bonds has increased in the last few months. This was driven in part by their relatively high tax-equivalent yields. In addition, the rising stock market has enabled many investors to increase their wealth and subsequently look for tax-exempt income.
   We remain confident that municipal bonds can be a rewarding asset class for tax-sensitive investors. The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. I thank you for choosing Stein Roe Tax-Exempt Bond Funds and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   August 18, 2000


--------------------------------------------------------------------------------
Stephen E. Gibson
[STEPHEN GIBSON PHOTO]

Fund Performance
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                           Periods Ended June 30, 2000


                                                     1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Stein Roe Municipal Money
  Market Fund                                         3.20%    3.05%     3.00%
U.S. Consumer Price Index (Inflation)                 3.67%    2.47%     2.86%
Lipper Tax-Exempt Money Market
  Fund Average                                        3.09%    3.01%     3.05%
Number of Funds in Peer Group                          136      114       74

Stein Roe Intermediate Municipals Fund                3.10%    4.89%     6.12%
Lehman Brothers 10-Year Municipal
  Bond Index                                          4.47%    5.97%     7.23%
Lipper Intermediate Municipal
  Debt Fund Average                                   2.50%    4.68%     6.01%
Number of Funds in Peer Group                          122      98        23

Stein Roe Managed Municipals Fund                     1.86%    5.30%     6.44%
Lehman Brothers Municipal Bond Index                  3.25%    5.88%     7.06%
Lipper General Municipal Debt Fund Average            0.98%    4.76%     6.40%
Number of Funds in Peer Group                          268      183       83

Stein Roe High-Yield Municipals Fund                 (0.16)%   5.36%     6.17%
Lehman Brothers Municipal Bond Index                  3.25%    5.88%     7.06%
Lipper High-Yield Municipal Debt
  Fund Average                                       (2.16)%   4.54%     6.02%
Number of Funds in Peer Group                          66       35        17
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

An expense limitation of 0.70% was in effect for Stein Roe Municipal Money Market Fund and Stein Roe Intermediate Municipals Fund for part of the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. The U.S. Consumer Price Index is the government's measure of annual changes in the cost of living. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Sources: Lipper, Inc., a monitor of mutual fund performance.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Total Return Comparison
--------------------------------------------------------------------------------
Stein Roe Intermediate Municipals Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment  June 30, 1990 to June 30, 2000


                             Intermediate              Lehman Brothers
                              Municipals               10-Year Municipal
                                 Fund                  Bond Index

6/30/90                         10000                  10000
6/30/91                         10820                  10924
6/30/92                         11931.2                12160.6
6/30/93                         13234.1                13690.4
6/30/94                         13387.6                13825.9
6/30/95                         14269.9                15039.9
6/30/96                         15054.7                16000.9
6/30/97                         16114.6                17335.4
6/30/98                         17216.8                18805.4
6/30/99                         17574.9                19236.1
6/30/00                         18119.2                20095.9


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on June 30, 1990, reinvestment of distributions, and compares fund performance to an index, which is an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source: Lipper, Inc.



Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Growth of a $10,000 Investment  June 30, 1990 to June 30, 2000



[CHART DATA]

                                    Managed               Lehman Brothers
                                    Municipals Fund       Municipal Bond Index

6/30/90                             10000                 10000
6/30/91                             10894                 10901
6/30/92                             12191.5               12184
6/30/93                             13508.1               13641.3
6/30/94                             13469                 13664.5
6/30/95                             14428                 14869.6
6/30/96                             15332.6               15857
6/30/97                             16640.5               17165.2
6/30/98                             18033.3               18651.7
6/30/99                             18334.4               19166.5
6/30/00                             18674.5               19789.4


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on June 30, 1990, reinvestment of distributions, and compares fund performance to an index, which is an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source: Lipper, Inc.

Total Return Comparison Continued
--------------------------------------------------------------------------------
Stein Roe High-Yield Municipals Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment  June 30, 1990 to June 30, 2000



[CHART DATA]

                               High-Yield             Lehman Brothers
                          Municipals Fund             Municipal Bond Index

6/30/90                        10000                  10000
6/30/91                        10881                  10901
6/30/92                        11857                  12184
6/30/93                        12791.4                13641.3
6/30/94                        12912.9                13664.5
6/30/95                        14016.9                14869.6
6/30/96                        14979.9                15857
6/30/97                        16310.1                17165.2
6/30/98                        17667.1                18651.7
6/30/99                        18228.9                19166.5
6/30/00                        18199.4                19789.4



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on June 30, 1990, reinvestment of distributions, and compares fund performance to an index, which is an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source: Lipper, Inc.

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Veronica M. Wallace, Portfolio Manager of Stein Roe Municipal Money Market Fund and SR&F Municipal Money Market Portfolio



Q: Describe the economic environment as it related to the Fund during the period.

WALLACE: Beginning in June of last year, the Federal Reserve Board (the Fed) began to raise interest rates in an effort to slow the rapid economic growth and preempt inflationary pressure. In fact, the Fed raised interest rates a total of five times during the period. This trend made it wise to proceed cautiously with purchases. The yearly trend of taxpayers liquidating assets to provide needed cash during tax time continued into May this year. This affected the variable rate securities market because issuers raised rates to attract buyers. The Fund was well positioned to take advantage of these rates.




                                    Fund Data

   Investment Objective:

   Stein Roe Municipal Money Market Fund seeks maximum current income exempt from federal income tax, consistent with capital preservation and maintenance of liquidity by investing principally in a diversified portfolio of short-term municipal securities.

   Fund Inception:
   March 15, 1983

   Net Assets:
   $113.8 million





Q: What strategy did you use to manage the Portfolio for the past year?

WALLACE: During the period, we spent much of the time remaining liquid in anticipation of tightening by the Federal Reserve Board. We exercised caution in purchasing, allowing the average maturity of the Portfolio to gradually decrease. This served as the backdrop for the entire year. In keeping with this strategy, the bulk of investing during the period involved variable-rate securities, which are purchased at par and vary in interest rate. These gave the Portfolio daily and weekly liquidity. In addition, yields on variable-rate securities peaked as high as six percent in May, which aided Fund performance.



Veronica M. Wallace
[VERONICA WALLACE PHOTO]

Questions & Answers Continued
--------------------------------------------------------------------------------


Q: What is your outlook for the Portfolio in the next few months?

WALLACE: For the next few months, we will continue to exercise caution. With the possibility that the Fed will raise rates again in August balanced by a slowing in economic growth, we feel that the most prudent course of action is to wait and see what August brings, maintaining our current average maturity rate of
39.9 days. As always, however, we have our eyes open for attractive purchases that we believe should benefit the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN INCLUDES REINVESTMENT OF INCOME. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. An investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. There can be no assurance that the $1.00 net asset value per share will be maintained. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Advisor currently limits expenses to .70% of average net assets. Absent these limits, the 7-day current tax-free yield as of 6/30/00 would have been 6.49% and the total return would have been less. Tax-free income is exempt from federal taxes but may be subject to the alternative minimum tax. Current yield is net of all fees and represents annualization of dividends declared and payable to shareholders for the last seven days of investment. Portfolio composition is disclosed for SR&F Municipal Money Market Portfolio. Portfolio holdings are as of 6/30/00 and subject to change. Source of Lipper data: Lipper, Inc., a monitor of fund performance.

Portfolio Highlights
--------------------------------------------------------------------------------

                      SR&F Municipal Money Market Portfolio



                             SECURITY TYPE BREAKDOWN

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 2000      JUNE 30, 1999
                                               ---------------------------------
Variable-Rate Notes                                 77.7%               75.0%
Tax-Exempt Bonds                                     8.7                14.8
Other Tax-Exempt Notes                               6.7                 4.3
Put Bonds                                            3.9                 3.8
Tax & Revenue Anticipation Notes                     1.6                 1.4
Commercial Paper                                     1.4                 0.7
                                               ---------------------------------
Total Investments                                  100.0%              100.0%


                              PORTFOLIO STATISTICS

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 2000      JUNE 30, 1999
--------------------------------------------------------------------------------
7-Day Dollar-Weighted Average Maturity            40 days            45 days
7-Day Current Yield*                               3.91%              2.74%


* Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investments.


--------------------------------------------------------------------------------
                                    MATURITY
As of June 30, 2000
[CHART DATA]

Greater than 299 Days             6.3%
180-299 Days                      1.5%
90-179 Days                       8.7%
30-89 Days                        4.2%
1-29 Days                        79.3%


As of June 30, 1999
[CHART DATA]

Greater than 299 Days             7.1%
180-299 Days                      3.5%
90-179 Days                       7.8%
30-89 Days                        4.7%
1-29 Days                        76.9%

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Bill Loring, Portfolio Manager of Stein Roe Intermediate Municipals Fund


Q: How did the Fund perform between July 1, 1999 and June 30, 2000?

A: Rising interest rates hurt municipal bond performance during the period, and the Fund's performance reflects the market's difficulties. The Fund returned 3.10% for the 12-month period ended June 30, 2000. This return outperformed the Lipper Intermediate Municipal Debt Fund peer group average return of 2.50%. The Lehman Brothers 10-Year Municipal Bond Average, a benchmark of bond market performance, returned 4.47% for the same period.

Q: What changes did you make in response to rising interest rates?

A: Like many investors, we believed that short-term interest rate hikes, which totaled 1.5% over the past 12 months, would ultimately slow economic growth, bringing it down to a non-inflationary level. Such a scenario would create a better environment for bonds, so we have generally structured the Fund's portfolio to take advantage of that favorable outcome. However, it appeared that it would take some time for the Fed's preemptive strikes against inflation to have the desired effect--perhaps a year or more. As a result, we chose to maintain the portfolio's basic structure.

Bill Loring
[BILL LORING PHOTO]



                                    Fund Data
   Investment Objective:

   Seeks a high level of total return, consisting of current income exempt from federal income tax, consistent with the preservation of capital.

   Fund Inception:
   October 9, 1985

   Net Assets:
   $135.8 million



Q: Did the condition of the bond market create any unique strategic opportunities?

A: Rising interest rates and declining municipal bond prices created the opportunity to do some "tax swapping." We sold some of our poorer performing bonds at a loss, in order to offset current and future capital gains elsewhere in the portfolio. We then invested the proceeds from these sales in higher-yielding bonds when the opportunity arose. These tax swaps helped improve the Fund's tax efficiency, and also helped boost the Fund's 30-day SEC yield. As of June 30, 2000, the Fund's 30-day SEC yield was 4.65%.

Questions & Answers Continued
--------------------------------------------------------------------------------


Q: Did you make any changes to the Fund's overall credit quality?

A: We normally keep the bulk of the Funds' portfolio in the higher end of the quality spectrum. However, we may move the credit quality of the portfolio up or down according to whether higher- or lower-quality securities are more attractive during any given period. As interest rates rose during the period, investors demanded more yield for lower-rated bonds as compensation for the additional risk incurred. Wider spreads (which represent the difference between the yields of higher- and lower-rated bonds) caused the Fund's relatively small stake in lower-quality bonds to underperform. However, spreads did stabilize in the last few months of the period as demand for municipal bonds rose. If this trend continues, spreads should continue to narrow and performance of the high-yield sector should improve.

Q: Where have you been finding the best values lately?

A: We found some compelling values among discount bonds, which trade below their face value. We were able to purchase some discounts which were trading at prices we believed to be well below their fair market value, locking in attractive yields at the same time. We also found value among intermediate bonds in the 15- to 20-year maturity range. Yields on longer-maturity bonds generally show a greater increase in response to rising interest rates, so these bonds offered attractive yields when compared to other maturities.

Q: What is your outlook for the year to come?

A: At this time, we believe the Fed's interest rate increases will have their desired effect of slowing the economy and stifling inflation. If this is the case, interest rates are likely to stabilize and may eventually start to decline. This could be good news for investors in the bond market, because bonds generally perform better in periods of slower economic growth and declining interest rates. There may be favorable trends in the municipal market, as well. In recent years, strong economies and high tax revenues have allowed state and local entities to fund new projects with cash rather than debt, causing the supply of municipal bonds to dwindle. However, as the economy starts to slow, supply of municipal bonds should return to historical levels. Municipals should also continue to be priced attractively in comparison with their Treasury counterparts.

Questions & Answers Continued
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/00 and are subject to change. The Advisor currently limits expenses to 0.70% of average net assets. Fund return as of 6/30/00 would have been lower without the limit. Absent past limits, the 30-day SEC and tax-equivalent yields as of 6/30/00 would have been 7.70% and 4.50%, respectively. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers 10 -Year Municipal Bond Index is an unmanaged group of investment-grade municipal bonds; it is not available for direct investment.

Tax-exempt investing offers tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team seeks to identify problems and opportunities and react quickly to market changes.

Source of Lipper data: Lipper, Inc.

Fund Highlights
--------------------------------------------------------------------------------
                     Stein Roe Intermediate Municipals Fund

                                 TOP FIVE STATES

                 PORTFOLIO                                  PORTFOLIO
               JUNE 30, 2000                              JUNE 30, 1999
--------------------------------------------------------------------------------
New York                       15.9%        New York                      10.7%
Illinois                        9.9         Georgia                       10.0
Arizona                         6.2         Illinois                       9.9
Texas                           5.9         Texas                          8.6
Georgia                         5.7         Arizona                        6.7



                              PORTFOLIO STATISTICS

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 2000      JUNE 30, 1999
                                               --------------------------------
Average Duration                                 6.2 years         5.9 years
Average Weighted Maturity                        9.4 years         8.6 years
Average Weighted Coupon                            6.12%             6.28%


--------------------------------------------------------------------------------

                                    MATURITY
As of June 30, 2000
[CHART DATA]
Greater than 15 Years                       17.6%
10-15 Years                                 20.6%
5-10 Years                                  34.6%
0-5 Years                                   27.2%


As of June 30, 1999
[CHART DATA]
Greater than 15 Years                       18.9%
10-15 Years                                 40.5%
5-10 Years                                  26.6%
0-5 Years                                   14.0%



--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
As of June 30, 2000
[CHART DATA]
Cash equivalents                            0.1%
BBB and Below                               8.1%
A                                          17.9%
AA                                         13.9%
AAA                                        56.4%
Non-rated                                   3.6%


As of June 30, 1999
[CHART DATA]
BBB and Below                               9.7%
A                                          14.5%
AA                                          8.2%
AAA                                        67.6%

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Brian Hartford and Bill Loring, Portfolio Managers of Stein Roe Managed Municipals Fund


Q: How did the Fund perform during the 12 months ended June 30, 2000?

A: Rising interest rates throughout the period were problematic for the Stein Roe Managed Municipals Fund. Although the Fund returned 1.86% for the 12 months ended June 30, 2000, it outperformed its peers in a volatile market environment. The average return of the Fund's Lipper General Municipal Debt Fund peer group was 0.98% for the period. The Lehman Brothers Municipal Bond Index, a benchmark of market performance, returned 3.25% for the same period.

Q: Why did interest rates rise during the period?

A: Unprecedented economic growth in the United States triggered worries of rising inflation. In a continued attempt to slow the economy and thereby avoid inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates five times during the period, for a total increase of 1.5%. Because bond prices fall when interest rates rise, the prices of both Treasury bonds and municipal bonds suffered in response to repeated rate hikes.

Brian Hartford
[BRIAN HARTFORD PHOTO]

Bill Loring
[BILL LORING PHOTO]



                                    Fund Data
   Investment Objective:

   Seeks a high level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation.

   Fund Inception:
   February 23, 1977

   Net Assets:
   $458.2 million




Q: How did bond yields react in this environment?

A: Higher interest rates increase the cost of doing business for entities that borrow money, and it is generally held that more financially sound entities can withstand this strain better than those that have more risk (i.e., have lower credit ratings). With the sustained rise in interest rates over the past year, investors have demanded ever-higher yields from low-rated or non-investment grade bonds. The general outcome was a widening of the difference, or "spread," between the yields of high- and low-quality bonds. Wider yield spreads translated

Questions & Answers Continued
--------------------------------------------------------------------------------

into additional income from the Fund's high-yield bonds.

Q: What factors helped the Fund outpace its peers?

A: A shorter-than-average duration allowed the Fund to perform better than its peers during the period. Duration measures a fund's sensitivity to changes in interest rates. The shorter a fund's duration, the less its share price will fall when interest rates rise (and vice versa).

Q: Is there a "bright side" to the bond market's recent slump?

A: Rising interest rates and weaker municipal bond prices allowed us to engage in "tax swapping." We sold some of the Fund's bonds at a loss to offset current and future capital gains incurred elsewhere in the Portfolio. When the market presented us with an attractive opportunity, we invested the proceeds from these sales in higher-yielding bonds. These tax swaps helped improve the Fund's tax efficiency and also helped boost the Fund's 30-day SEC yield, which was 5.14% as of June 30, 2000. In addition, we took a defensive position with the Fund's duration, in order to reduce the impact of advancing interest rates.

Q: Where have you been finding the best values lately?

A: We've found some attractive values among higher-yielding, lower-quality municipal bonds. We are extremely selective in choosing high-yield bonds, but in the past year we encountered some opportunities to add holdings which we believe have excellent potential. We've also identified some attractive values among discount bonds, which trade below their par (face) value. Because of increasing interest rates, discount bonds generally posted larger losses than par and premium bonds, which trade above their face value. Given their poor performance during much of 1999, we were able to add some discount bonds to the Fund at very attractive prices.

Q: What is your outlook for the next fiscal year?

A:Although the past year has been a difficult period for municipal bonds, our outlook for the future is quite positive. The Federal Reserve Board continues to be proactive in the battle against higher inflation. It appears that some of the issues which most concerned the Fed, such as higher energy prices and mounting employment costs, have worked their way through the system and no longer pose major threats. Productivity gains continue, and excess production capacity worldwide should help to keep prices down. We expect to see more indications of slowing in the coming months.

Questions & Answers Continued
--------------------------------------------------------------------------------

If the economy does lose some of its vigor, interest rates could fall, allowing bond prices to rally. We see some favorable trends in the municipal market, as well. In recent years, strong economies and high tax revenues have allowed state and local entities to fund new projects with cash rather than debt, causing the supply of municipal bonds to dwindle. However, as the economy starts to slow, supply of municipal bonds should return to historical levels. Municipals should also continue to be priced attractively in comparison with their Treasury counterparts.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/00 and are subject to change. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment-grade municipal bonds; it is not available for direct investment.

Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team seeks to identify opportunities and react quickly to market changes.

Source of Lipper data: Lipper, Inc.

Fund Highlights
--------------------------------------------------------------------------------
                        Stein Roe Managed Municipals Fund

                                 TOP FIVE STATES

                 PORTFOLIO                                  PORTFOLIO
               JUNE 30, 2000                              JUNE 30, 1999
--------------------------------------------------------------------------------
Georgia                        12.5%        Georgia                       10.5%
Illinois                        9.7         Illinois                      10.4
Massachusetts                   9.4         Massachusetts                  9.9
New York                        6.6         New York                       9.2
California                      5.9         Washington                     6.0



                              PORTFOLIO STATISTICS

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 2000      JUNE 30, 1999
                                               --------------------------------
Average Duration                                 9.4 years         7.8 years
Average Weighted Maturity                       16.1 years        16.3 years
Average Weighted Coupon                            5.77%             5.90%



--------------------------------------------------------------------------------
                                    MATURITY

As of June 30, 2000
[CHART DATA]
Greater than 25 Years             12.4%
20-25 Years                       18.5%
15-20 Years                       21.1%
10-15 Years                       27.8%
5-10 Years                        12.8%
Less than 5 Years                  7.4%



As of June 30, 1999
[CHART DATA]
Greater than 25 Years             14.3%
20-25 Years                       17.0%
15-20 Years                       20.2%
10-15 Years                       29.6%
5-10 Years                        10.2%
Less than 5 Years                  8.7%




--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY

As of June 30, 2000
[CHART DATA]
Non-rated                          4.6%
Cash equivalents                   0.5%
BBB and Below                      9.8%
A                                 20.2%
AA                                22.0%
AAA                               42.9%



As of June 30, 1999
[CHART DATA]
BBB and Below                     11.2%
A                                 25.0%
AA                                29.2%
AAA                               34.6%

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Maureen Newman, Portfolio Manager of Stein Roe High-Yield Municipals Fund and the SR&F High-Yield Municipals Portfolio


Q: How did the Fund perform during the 12-month period ended June 30, 2000?

Q: In an extremely difficult year for the municipal bond market, the Stein Roe High-Yield Municipal Fund had a total return of negative 0.16% for the 12-month period ended June 30, 2000. However, the Fund performed relatively well compared to its Lipper peers, as the 12-month return on the Lipper High-Yield Municipal Debt Fund average was negative 2.16%. The Lehman Brothers Municipal Bond Index, a broad gauge of the municipal market's performance, returned 3.25% for the same period.

Q: What factors helped the Fund to keep pace with its peers?

A: The Portfolio's performance advantage was fueled in large part by the strong performance of several individual holdings. We entered into an agreement to sell the underlying assets of a defaulted security, and received a better-than-expected price on the sale, which also helped the Fund to remain competitive. Additionally, the Fund was helped by the fact that it maintained a low weighting in lower-quality securities and hospital bonds, which underperformed during the period.

Maureen Newman
[MAUREEN NEWMAN PHOTO HERE]




                                    Fund Data
   Investment Objective:

   Seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation.

   Fund Inception:
   March 5, 1984

   Net Assets:
   $253.8 million




Q: What caused the Fund's weak return for the period?

A: The weak return was largely attributable to rising interest rates throughout the period. Record economic growth in the United States and the recovery of several foreign economies spawned concerns that inflationary increases could be just around the corner. In an effort to slow the economy and head off inflation, the Federal Reserve Board (the Fed) increased key short-term interest rates five times during the 12-month period, for a total increase of 1.5%. Both municipal bonds and Treasurys experienced price declines

Questions & Answers Continued
--------------------------------------------------------------------------------

as a result of the market's reaction to these interest rate hikes. However, municipal bonds are less volatile than Treasurys, and thus experienced smaller price drops than Treasury bonds as interest rates rose.

Q: Did you make any changes in response to rising interest rates?

A: A portfolio's price sensitivity to interest rate changes is measured by its duration. The shorter the duration, the less the Fund's value is impacted by interest rate fluctuations, and vice versa. Throughout the 12-month period, we maintained a neutral duration for the Fund. This means that the Portfolio was neither more nor less sensitive to rising interest rates than the overall high-yield market. I chose this stance because it was unclear how interest rate hikes would be interpreted -- either as preemptive measures to guard against inflation or as an indication that inflationary pressures had already taken hold. As it turns out, the market reacted in a generally negative way to the rate increases, so the Portfolio's performance was not adversely impacted by this neutral stance.

Q: Were there any sectors that
had a significant impact on the Fund's performance?

A: During the first half of the fiscal year, there were some attractive values in the hospital sector. The industry had come under pressure due to a combination of cutbacks in Medicare reimbursement, some well-publicized problems with scattered facilities across the country, and the pullback on the part of some municipal bond insurers from lower-rated hospitals. That environment produced selective opportunities for the Portfolio to add high-yielding hospital bonds at attractive prices. Since we were underweighted in this underperforming sector, the Fund's relative performance was helped.

Q: What is your outlook for the year ahead?

A: In the months to come, we anticipate stronger performance in the bond market. We believe the Fed's efforts to rein in the economy will be successful, and that economic growth will begin to slow. If this anticipated slowdown does occur, we believe that interest rates will stabilize,

Questions & Answers Continued
--------------------------------------------------------------------------------

creating an environment in which the bond market could rally. However, there are still strong indications that things could go either way. Consumer confidence and spending remain very high. Workers continue to demand higher wages. The prices of oil and other commodities continue to rise. Any of these factors could trigger higher inflation, which would have a negative impact on the bond market.
   As for high-yield municipal bonds, we believe they will perform well relative to their investment-grade counterparts. The supply and demand imbalance which caused them to underperform during the period should subside in the months to come. In addition, we expect municipal bonds to remain an attractive alternative to taxable fixed-income securities for investors in higher tax brackets. For example, the Fund's 30-day SEC yield was 5.38% as of June 30, 2000, which translates to a tax-equivalent yield of 8.91% for investors in the highest 39.6% federal tax bracket.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio as of 6/30/00 and are subject to change. Investing in high-yield bonds involves greater credit risks than investing in higher-quality bonds. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment-grade municipal bonds; it is not available for direct investments.

High-yield investing offers the potential for high income and attractive total returns, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates, and certain risks associated with foreign investments.

Source of Lipper data: Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------

                      SR&F High-Yield Municipals Portfolio

                                 TOP FIVE STATES

                 PORTFOLIO                                  PORTFOLIO
               JUNE 30, 2000                              JUNE 30, 1999
--------------------------------------------------------------------------------
Pennsylvania                   10.5%        Indiana                       11.9%
Florida                         9.3         Pennsylvania                  11.2
Indiana                         9.1         Colorado                       8.0
Colorado                        6.2         Texas                          5.6
Texas                           5.4         New York                       4.5


                              PORTFOLIO STATISTICS

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 2000      JUNE 30, 1999
                                               --------------------------------
Average Duration                                 7.4 years         7.9 years
Average Weighted Maturity                       16.9 years        17.1 years
Average Weighted Coupon                            6.65%             6.68%



--------------------------------------------------------------------------------
                                    MATURITY

As of June 30, 2000
[CHART DATA]
Greater than 25 Years             21.0%
20-25 Years                       20.6%
15-20 Years                       21.4%
10-15 Years                       12.8%
5-10 Years                        10.3%
Less than 5 Years                 13.9%


As of June 30, 1999
[CHART DATA]
Greater than 25 Years             23.4%
20-25 Years                       18.4%
15-20 Years                       18.8%
10-15 Years                       13.2%
5-10 Years                        12.3%
Less than 5 Years                 13.9%




--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY

As of June 30, 2000
[CHART DATA]
AAA                              16.3%
AA                                8.8%
A                                16.1%
Cash equivalents                  1.6%
BBB                              22.1%
BB                                8.7%
Non-rated                        26.4%



As of June 30, 1999
[CHART DATA]
AAA                              18.4%
AA                                6.9%
A                                19.5%
BBB                              23.3%
BB and Below / Not Rated         31.9%

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
June 30, 2000 (All amounts in thousands)



MUNICIPAL SECURITIES 102.6%                                    Par         Value
--------------------------------------------------------------------------------
ALABAMA - 1.3%
Huntsville:
   Series 1998 D, 4.000% 11/1/00.....................       $  600       $   600
   Series 1998 A, 4.000% 11/1/00.....................        1,000         1,000
                                                                         -------
                                                                           1,600
ARIZONA - 1.8%
Phoenix Industrial Development Authority, Spring Air
   Mattress Co.,
   Series 1999, VRDB 5.000% 04/01/2019 ..............        1,870         1,870
Scottsdale, Series 1992 C, 7.750% 7/1/00.............          450           450
                                                                         -------
                                                                           2,320
CALIFORNIA - 0.8%
California Higher Education Loan Authority,
   Series 1994 A,
   4.700% 07/01/2005 (a).............................        1,000         1,000
                                                                         -------

COLORADO - 4.1%
Colorado Springs, Catalano Family L.L.P., Series 1998,
   VRDB 4.950% 07/01/2018 (a).......................         1,145         1,145
Colorado State, 5.000% 6/27/01.......................        1,000         1,006
Lowry Economic Redevelopment Authority, Series 1998 B,
   VRDB 4.700% 12/1/20...............................        1,000         1,000
SBC Metropolitan District Colorado, 4.000% 12/7/29...        2,000         2,000
                                                                         -------
                                                                           5,151
DISTRICT OF COLUMBIA - 0.8%
District of Columbia Housing Finance Agency,
   Series 2000 E,
   4.600% 7/23/01....................................        1,000         1,000
                                                                         -------

GEORGIA - 2.1%
Douglas County, Series 1995, 4.375% 11/1/00..........          400           400
Gwinnett County Development Authority, Price Co., Inc.,
   Series 1995,
   VRDB 4.950% 06/01/2010 (a)........................        2,200         2,200
                                                                         -------
                                                                           2,600
IDAHO - 0.8%
State Housing & Finance Association, Balmoral
   Apartments Project,
   Series 2000, 4.800% 5/1/32........................        1,000         1,000
                                                                         -------

ILLINOIS - 25.0%
ABN AMRO Munitops Certificates Series 1998-14,
   VRDB 4.800% 10/4/06 (b)...........................        1,000         1,000
Chicago, Archer Court Apartments,
   Series 1999 B, 4.820% 6/1/19......................        1,010         1,010
Chicago, Crane Carton Co., Series 1992,
   4.850% 6/1/12.....................................        2,150         2,150
Chicago, De LaSalle Institute, Series 1997,
   4.850% 4/1/27.....................................          900           900
Chicago, Midway Airport, VRDB Series 1999,
   3.600% 1/1/29.....................................        1,960         1,960
Chicago, PS Greetings, Inc., Series 1999,
   4.900% 5/1/24.....................................        1,420         1,420
Chicago Single Family Mortgage, Series 2000 B,
   4.400% 3/1/01.....................................        1,000         1,000
Chicago, Stockyards Redevelopment Project, Series 199 A,
   VRDB 4.850% 12/1/11...............................        1,470         1,470
De Kalb County Community United School, District No.428,
   Series 1999, 4.100% 12/1/00.......................        1,205         1,205
Glendale Heights, Judy LLC IDRSeries 1998, VRDB
   4.950% 8/1/28.....................................        1,540         1,540
Lake County Community College District No.532,
   Series 1999 B,
   9.000% 11/1/00....................................          805           818
Melrose Park, Ninos Enterprises, Inc.,
   Series 1999, VRDB 5.000% 12/1/24..................        3,500         3,500

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
Morton, Morton Welding Co., Inc., Series 1996 A,
   VRDB 5.050%
   04/01/2016 (a)....................................       $  870         $ 870
Northbrook Park District, Series 1999 A,
   4.850% 11/1/00....................................          300           300
Palatine, Series 1998, 4.800% 12/1/28................        1,000         1,000
Phillips Brothers, Inc., Series 1998,
   4.950% 6/1/18 (a).................................        1,350         1,350
Quad Cities Regional Economic Development Authority,
   Steel Warehouse Quad Cities, Series 1998, VRDB
   4.950% 12/01/2013 (a).............................        2,200         2,200
Sauget, Monsanto Co., Series 1996, 4.900% 9/1/14.....        2,200         2,200
Springfield IDR Oak Terrace Joint Venture L.P.,
   Series 1999, 4.800%
   12/01/2025........................................        1,000         1,000
State Development Finance Authority, Wheaton Academy,
   Series 1998,
   4.800% 10/1/28....................................        1,000         1,000
State Development Finance Authority, Rest Haven
   Illiana Christian Convalescent Home, Series 1997,
   4.800% 1/1/27.....................................        1,000         1,000
State Educational Facilities Authority, Aurora
   University, Series 1989,
   4.850% 1/1/09.....................................        1,400         1,400
State Health Facilities Authority, University of
   Chicago, Series 1985 A,
   4.150% 8/1/15.....................................        1,000         1,000
                                                                         -------
                                                                          31,293
INDIANA - 10.7%
Elkhart, Adorn, Inc., Series 1995, VRDB
   5.100% 8/1/05.....................................        1,200         1,200
Franklin, Lakeview Apartments, Series 1994, VRDB
   4.830% 09/01/2030 (a).............................        2,789         2,789
Kokomo, Village Community Partners IV L.P.,
   Series 1995,
   VRDB 4.830% 09/01/2030 (a)........................        2,940         2,940
Marion County, Indiana Weslyan University,
   Series 2000, VRDB
   4.850% 6/1/30.....................................        1,500         1,500
Plymouth, Hillcrest Apartments, Series 1998 A, VRDB
   4.900% 4/1/28 (a).................................        1,000         1,000
St. Joseph County, Pine Oaks, Series 1997 A, VRDB
    4.900% 6/1/27....................................        2,365         2,365
State Development Finance Authority, Carr Metal
   Products, Inc.,
   Series 1999, VRDB 5.250% 1/1/09...................        1,300         1,300
State University, Series 1990 G, 7.000% 8/1/10.......          300           314
                                                                         -------
                                                                          13,408
IOWA - 12.1%
Clinton IDR Sethness Products Co., Series 1996, VRDB
   4.850% 09/01/2011 (a).............................        3,700         3,700
Dallas Center Grimes Community School District,
   Series 2000,
   5.000% 5/1/01.....................................          260           261
Muscatine County, Monsanto Co., Series 1992, VRDB
   4.900% 10/1/07....................................        2,100         2,100
Scott County, Nichols Aluminum Project,
   Series 1999, VRDB
   4.900% 6/1/14.....................................        2,800         2,800
State Higher Education Loan Authority, St. Ambrose
   University:
   Series 1995, VRDB 4.850% 2/1/05...................        1,100         1,100
   Series 1999, 4.750% 10/1/09.......................          295           295
American Institute of Business, Series 1998,
   4.850% 11/1/13....................................        1,700         1,700
State, Iowa School Corp. Warrants, Series 2000-2001 A,
   5.500% 6/22/01....................................        1,000         1,009
Woodbury County, Siouxland Medical Educational
   Foundation,
   Series 1996, VRDB 4.800% 11/1/16..................        2,150         2,150
                                                                         -------
                                                                          15,115
KANSAS - 1.1%
Kansas City Industrial Development Authority,
   Lanter Co., Series 1987 A,
   VRDB 4.950% 2/1/03................................          515           515
Olathe, Garmin International, Inc., Series 1995,
   VRDB 3.450% 01/01/2025 (a)........................          800           800
                                                                         -------
                                                                           1,315

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
KENTUCKY - 3.4%
Covington, Whitle Castle Distributing, Inc.,
   Series 1991, VRDB 4.950%
   04/01/2006 (a)....................................      $ 2,830       $ 2,830
Shelby County, Roll Forming Corp., Series 1996,
   VRDB 4.950%
   04/01/2016 (a)....................................        1,460         1,460
                                                                         -------
                                                                           4,290
LOUISIANA - 0.4%
State Housing Finance Agency, Series 2000 C,
   5.250% 6/1/01.....................................          500           500
                                                                         -------

MARYLAND - 1.1%
Anne Arundel County, Baltimore Gas & Electric Co.,
   Series 1988,
   4.250% 12/1/18 (a)................................        1,000         1,000
Baltimore, Series 2000 A, 4.750% 7/1/01..............          365           366
                                                                         -------
                                                                           1,366
MICHIGAN - 2.8%
ABN AMRO Munitops Certificates Series 1998-13,
   VRDB 4.770% 10/4/06 (b)...........................        2,000         2,000
Kentwood, Series 2000, 4.350% 5/1/01.................          495           495
Muni Bond Authority, Series 2000B-1,
   5.000% 7/2/01.....................................        1,000         1,006
                                                                         -------
                                                                           3,501
MINNESOTA - 0.8%
Minnesota Housing Finance Authority, Series 2000,
   4.350% 5/1/01.....................................        1,000         1,000
                                                                         -------

MISSOURI - 2.8%
Jefferson County Industrial Development Authority,
   Sinclair & Rush, Inc.,
   Series 1994 A, VRDB 4.950% 11/01/2009 (a).........        3,445         3,445
                                                                         -------

MONTANA - 1.2%
Montana State, Series 2000 D, 5.250% 8/1/00..........        1,460         1,461
                                                                         -------
NEW MEXICO - 0.8%
New Mexico State, Series 1995 B, 4.400% 7/1/00.......        1,000         1,000
                                                                         -------

NEVADA - 0.8%
Nevada State, Series 1990, 7.000% 8/1/05.............        1,000         1,032
                                                                         -------

OHIO - 0.9%
Environment Improvement Authority, U.S. Steel
   Corp. Project,
   VRDB 4.540% 12/1/01...............................          400           400
Hancock County, Crystal Glen Apartments Project,
   Series 1998 B,
   VRDB 4.950% 01/01/2031(a).........................          750           750
                                                                         -------
                                                                           1,150
PENNSYLVANIA - 1.9%
Bucks County Industrial Development Authority,
   USX Corp.,
   Series 1995, 4.250% 11/1/17.......................        1,000         1,000
Quakertown General Authority, Series 1996 A,
   VRDB 3.200% 7/1/26................................        1,428         1,428
                                                                         -------
                                                                           2,428
SOUTH CAROLINA - 1.9%
Newberry County, Series 1999, 4.250% 9/1/00..........          310           310
South Carolina Economic Development Authority,
   Specialty Equipment Co.,
   Inc., Series 1995, 3.600% 11/01/2010 (a)..........        2,045         2,046
                                                                         -------
                                                                           2,356
SOUTH DAKOTA - 0.2%
South Dakota State Health & Educational Facilities
   Authority, Prince of
   Peace Hospital, Series 1993, 4.600% 7/1/00........          260           260
                                                                         -------

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
TENNESSEE - 3.5%
Rutherford County Industrial Development Board,
   Farmers CoOp Project,
   Series B, VRDB 4.950% 11/1/14.....................      $ 1,000       $ 1,000
Wilson County Industrial Development Board, Briskin
   Manufacturing Co.,
   Series 1999, VRDB 5.000% 7/1/29...................        3,355         3,355
                                                                         -------
                                                                           4,355
TEXAS - 7.4%
Brownsville Industrial Development Corp., Tella
   Tool & Manufacturing Co.,
   Series 2000, VRDB 4.950% 6/1/20...................        1,300         1,300
Fort Bend County Industrial Development Corp.,
   W.W.Grainger, Inc.,
   Series 1989, VRDB 4.900% 12/1/02..................        1,110         1,110
Garland, Series 1992 B, 5.700% 8/15/00...............          400           401
Grand Prarie Industrial Development Authority,
   Series 1986,
   VRDB 5.150% 12/1/11...............................          900           900
Gulf Coast Waste Disposal Authority:
   Amoco Oil Co., Series 1997, 4.900% 01/01/26 (a)...          100           100
   Monsanto Co.:
      Series 1994, 4.900% 4/1/13.....................          900           900
      Series 1996, 4.900% 7/1/01 (a).................          300           300
Harris County General Obligations Corporate
   Notes Series:
   4.500% 8/3/00.....................................          750           750
   4.650% 8/3/00.....................................          100           100
Harris County Industrial Development Authority,
   Precision General, Inc.,
   Series 1991, VRDB 4.950% 10/01/2016 (a)...........        2,060         2,060
Robertson County Industrial Development Corp.,
   Sanderson Farms, Inc.,
   Series 1995, VRDB 4.900% 11/1/05..................          300           300
Texas State, Series 1999 A, 4.500% 8/31/00...........        1,000         1,001
                                                                         -------
                                                                           9,222
UTAH - 0.6%
State Municipal Power Agency, Series 1993 A,
   4.900% 7/1/00.....................................          750           750
                                                                         -------

WASHINGTON - 1.7%
King County School District No.414, Series 1990,
   7.000% 12/1/02....................................        1,000         1,014
Washington Housing Finance Commission, Hamilton
   Place Senior Living,
   Series 1996 A, VRDB 4.850% 07/01/2028 (a).........        1,110         1,110
                                                                         -------
                                                                           2,124
WISCONSIN - 9.2%
Chase, Belgiosio Cheese, Inc., Series 1998,
   4.950% VRDB 04/01/2011 (a)........................        1,000         1,000
Chippewa Falls Area Unified School District,
   Series 2000, 5.850% 4/1/01........................          215           216
Fond du Lac, Brenner Tank, Inc., Series 1994, VRDB
      4.950% 11/01/2004 (a)..........................        2,125         2,125
Holland, White Clover Dairy, Inc., Series 1994,
   VRDB 4.950%
   05/01/2005 (a)...................................         2,275         2,275
Kenosha, Monarch Plastics, Inc., Series 1994, 4.950%
   VRDB 12/01/2009 (a)...............................        1,750         1,750
Monroe Joint Venture, Inc., Series 2000,
   4.900% 1/1/30.....................................          500           500
Outagamie County, Series 1999, 4.000% 10/1/00........          365           365
Racine, Series 1999 B, 4.600% 12/1/00................          690           692
Wisconsin State Health & Educational Facilities
   Authority, Grace Lutheran
   Foundation, Series 1999, VRDB 4.950% 7/1/14.......        2,555         2,555
                                                                         -------
                                                                          11,478
WEST VIRGINIA - 0.6%
State, Series 1992, 5.500% 4/1/01....................          800           807
                                                                         -------

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued

                                                               Par         Value
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
   (cost of $128,327) (c)............................                    128,327

--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES - (2.6)% .............                    (3,248)
                                                                         -------
NET ASSETS - 100.0%..................................                   $125,079
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Security is subject to federal alternative minimum tax. At June 30, 2000, the aggregated amortized cost of these securities represented 33.8% of total net assets.

(b) Represents private placement securities issued under Rule 144A, which are exempt from the registration of the Securities Act of 1933. These securities are generally issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be an exempt transaction, normally to other qualified institutional investors. At June 30, 2000, the aggregate value of the Portfolio's private placement securities was $3,000 which represented 2.4% of net assets.

(c) At June 30, 2000, the cost of investments for financial reporting and federal tax purposes was identical.


Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit with a major bank.

                   Acronym                       Name
                 ----------                  ------------
                     IDR             Industrial Development Revenue



See accompanying Notes to Financial Statements.

Stein Roe Intermediate Municipals Fund
--------------------------------------------------------------------------------
June 30, 2000 (All amounts in thousands)



MUNICIPAL BONDS - 98.2%                                        Par         Value
--------------------------------------------------------------------------------
EDUCATION - 1.7%
   EDUCATION - 0.4%
   WV State University, Series 2000 A (a) 4/1/15.....     $ 1,250        $   539

   STUDENT LOAN - 1.3%
   ME State Educational Loan Authority,
      Series 1992 A-2,
      6.65% 12/1/02..................................          515           526
   TX State Higher Education Coordinating Board,
      Texas College,
      Series 1991, 7.45% 10/1/06.....................        1,280         1,312
                                                                         -------
                                                                           1,838
HEALTHCARE - 8.0%
   HOSPITAL - 7.7%
   CA State Health Facilities Financing Authority,
      Cedars-Sinai Medical
      Center, Series 1999 A, 6.13% 12/1/19...........        1,250         1,261
   LA State Public Facilities Authority, Touro
      Infirmary, Series 1999,
      5.20% 8/15/10..................................          755           682
   MA State Health & Educational Facilities
      Authority, Daughters of Charity, Series 1990 C,
      7.25% 7/1/00...................................          200           200
   NJ State Health Care Facilities Financing
      Authority, Christ Hospital,
      Series 1994, 7.00% 7/1/03......................        1,730         1,832
   NY State Dormitory Authority, Mount Sinai
      Health Obligation Group,
      Series 2000, 6.50% 7/1/25......................          400           412
   PA Dauphin County General Authority, Hapsco
      Group, Inc., Series 1992 B, 5.80% 7/1/02.......        1,600         1,632
   SC Sumter County, Tuomey Regional Medical
      Center, Series 1991, 6.63% 11/15/04............        1,040         1,111
   TN Knox City Health Educational & Housing
      Facilities Board, Baptist Health Systems of
      East Tennessee, 5.50% 4/15/11..................        2,000         2,016
   WV State Hospital Finance Authority,
      Series 2000 A, 6.75% 9/1/22....................        1,350         1,355
                                                                         -------
                                                                          10,501
   NURSING HOME - 0.3%
   MN New Hope, North Ridge Care Center, Inc.,
      Series 1999, 5.40% 3/1/08......................          500           459

HOUSING - 0.6%
   SINGLE FAMILY - 0.6%
   CA State Housing Finance Agency, Series B-1,
      5.90% 2/1/04...................................          765           788

OTHER - 10.5%
   POOL/BOND BANK - 1.7%
   IN Indianapolis Local Public Improvement Bond Bank,
      Series 1992 D, 6.50% 2/1/06....................        2,100         2,249

   REFUNDED/ESCROWED (B) - 8.8%
   AZ Maricopa County, Samaritan Health Services,
      Series 1978, 7.63% 1/1/08......................        1,935         2,122
   IL Chicago, Skyway Toll Bridge, Series 1994,
      6.75% 1/1/17...................................        1,500         1,619
   IL Metropolitan Pier & Exposition Authority,
      McCormick Place Expansion Project,
      Series 1992 A:
      7.25% 6/15/05..................................          385           424
      7.25% 6/15/05..................................        1,145         1,266

Stein Roe Intermediate Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
OTHER - CONT.
   REFUNDED/ESCROWED (B) - (CONTINUED)
   IN State Toll Road Commission, Series 1980,
      9.00% 1/1/15...................................      $ 2,240      $  3,014
   MA State Health & Educational Facilities Authority,
      Carney Hospital,
      Series 1994 D, 6.00% 7/1/09....................        1,000         1,056
   MI State Hospital Finance Authority, Daughters
      of Charity and Providence, Series 1991,
      6.50% 11/1/01..................................          585           595
   PA Westmoreland County Municipal Authority,
      Municipal Services, Series 1993-C, (a)
      8/15/17........................................        1,250           464
   SC Piedmont Municipal Power Agency, Series
      1991 A, 6.13% 1/1/07...........................          335           358
   SC Sumter County, Tuomey Regional Medical Center,
      Series 1991, 6.63% 11/15/04....................          960         1,028
                                                                         -------
                                                                          11,946
OTHER REVENUE - 0.7%
   RECREATION - 0.7%
   OR State Department of Administrative Services,
      Series 1999 B,
      5.25% 4/1/15...................................        1,000           984

RESOURCE RECOVERY - 3.3%
   DISPOSAL - 1.7%
   IL Development Finance Authority, Waste
      Management, Inc.,
      Series 1997, 5.05% 1/1/10......................          615           526
   MI State Strategic Fund, United Waste Systems,
      Inc., Series 1995,
      5.20% 4/1/10...................................        1,000           864
   PA Westmoreland County Industrial Development
      Authority, Mid-America Waste Systems, Inc.,
      Series 1993, 5.10% 5/1/18......................        1,000           871
                                                                         -------
                                                                           2,261
RESOURCE RECOVERY - 1.6%
   NJ Bergen County Utilities Authority,
     Series 1992 A, 6.25% 6/15/06....................        2,000         2,140

TAX-BACKED - 39.2%
   LOCAL GENERAL OBLIGATIONS - 17.6%
   AZ Cochise County Unified School District No. 68,
      Sierra V Project,
      Series 1990 B, 9.00% 7/1/01....................        1,115         1,164
   AZ Maricopa County Unified School District
      No. 97, Series 1996 A,
      6.25% 7/1/06...................................        1,750         1,879
   AZ Pima County, Series 1992, 6.30% 7/1/02.........        2,500         2,582
   AZ Tempe Unified School District No. 213,
      Series 1994, 7.00% 7/1/08......................          500           568
   CA Union Elementary School District,
      Series 1999 A (a) 9/1/20.......................        1,000           310
   CA Yuba City Unified School District,
      Series 2000 (a) 9/1/16.........................        1,700           691
   CO Adams County, School District No. 12,
      Series 1995 A (a) 12/15/12.....................        1,300           643
   HI Honolulu City & County, Series 1990 A,
      7.35% 7/1/06...................................        1,000         1,123
   IL Chicago Board of Education, Series 1996,
      6.25% 12/1/12..................................        2,100         2,296
   LA Orleans Levee District, Series 1995 A,
      5.95% 11/1/07..................................        2,200         2,331
   NY New York City:
      Series 1996 C, 5.70% 2/1/06....................        1,000         1,036
      Series 1997 H, 6.00% 8/1/17....................        2,000         2,042
      Series 1997 J, 6.13% 8/1/11....................        5,000         5,281
   OH Olmsted Falls School District, Series 1999,
      5.50% 12/1/04..................................          420           408
   WA Snohomish County School District No. 002,
      Series 1993, 7.00% 12/1/02.....................        1,500         1,579
                                                                         -------
                                                                          23,933

Stein Roe Intermediate Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
TAX-BACKED - CONT.
   SPECIAL NON-PROPERTY TAX - 6.0%
   IL Metropolitan Pier & Exposition Authority,
      McCormick Place Expansion Project,Series 1992 A,
      7.25% 6/15/05..................................      $ 1,220       $ 1,340
   MI State, Underground Storage Tank Financial
      Assistance, Series 1996 I, 6.00% 5/1/05........        4,000         4,201
   NM Santa Fe, Series 1996 A, 6.50% 6/1/06..........        1,555         1,683
   NY State Local Government Assistance Corp.,
      Series 1993 E,
      5.25% 4/1/16...................................        1,000           978
                                                                         -------
                                                                           8,202
   SPECIAL PROPERTY TAX - 3.2%
   FL Stoneybrook Community Development District,
      Series 1998 B, 5.70% 5/1/08....................        2,870         2,777
   MO State Development Finance Board, Midtown
      Redevelopment Project, Series 2000 A,
      6.00% 4/1/14...................................        1,500         1,579
                                                                         -------
                                                                           4,356
   STATE APPROPRIATED - 7.8%
   KY State Turnpike Authority, Series 1992,
      5.80% 1/1/04...................................        2,500         2,575
   MO State, Regional Convention & Sports Facility
      Project, Series 1991 A, 6.60% 8/15/03..........          830           871
   NY Metropolitan Transportation Authority,
      Series 1993 O, 5.50% 7/1/17....................        1,000           989
   NY State Dormitory Authority, Series 1995 A,
      6.50% 5/15/05..................................        1,000         1,067
   NY State Dormitory Authority, City University
      of New York, Series 1995, 5.63% 7/1/16.........        5,000         5,125
                                                                         -------
                                                                          10,627
   STATE GENERAL OBLIGATIONS - 4.6%
   MA Massachusetts Bay Transportation Authority,
      Series 1994 A, 7.00% 3/1/07....................        2,250         2,515
   MA State College Building Authority,
      Series 1994 A, 7.50% 5/1/14....................          500           601
   TX State, Series 1998 B, 5.13% 10/1/14............        3,250         3,149
                                                                         -------
                                                                           6,265
TRANSPORTATION - 8.6%
   AIR TRANSPORTATION - 2.1%
   IL Chicago O'Hare International Airport,
      United Airlines, Inc.,
      Series 2000A, 6.75% 11/1/11....................        1,200         1,226
   OH Cleveland, Series 1999, 5.70% 12/1/19..........        2,000         1,684
                                                                         -------
                                                                           2,910
   AIRPORT - 4.7%
   GA Atlanta, Airport Facilities, Series 1996,
      6.50% 1/1/07 (e)...............................        4,000         4,341
   IL Chicago, Midway Airport, Series 1994 A,
      5.70% 1/1/04...................................        1,000         1,026
   IN State Transportation Finance Authority,
      Airport Facilities Lease,
      Series 1992 A, 6.50% 11/1/07...................        1,040         1,088
                                                                         -------
                                                                           6,455
   TOLL FACILITIES - 1.0%
   CO E-470 Public Highway Authority, Series
      2000 B, (a) 9/1/18.............................        1,000           342
   OH State Turnpike Commission, Series 1998 A,
      5.50% 2/15/24..................................        1,000           981
                                                                         -------
                                                                           1,323
   TRANSPORTATION - 0.8%
   CO State Department of Transportation,
      Series 2000, 6.00% 6/15/12.....................        1,000         1,066

UTILITY - 25.6%
   INDEPENDENT POWER PRODUCER - 0.4%
   MI Midland County Economic Development Corp.,
      Series 2000, 6.88% 7/23/09.....................          500           502

Stein Roe Intermediate Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
UTILITY - CONT.
   INVESTOR OWNED - 1.9%
   NH State Business Finance Authority, United
      Illuminating Co.,
      Series 1999, 5.40% 12/1/29.....................      $ 1,000        $  999
   NV Clark County, Southern California Edison Co.,
      Series 1990 A, 7.13% 6/1/09....................        1,500         1,542
                                                                         -------
                                                                           2,541
   JOINT POWER AUTHORITY - 7.4%
   GA Municipal Electric Authority Power, Series
      1997 Y, 6.40% 1/1/13...........................        3,000         3,305
   NC Eastern Municipal Power Agency, Series
      1993 C, 5.50% 1/1/07...........................        3,100         3,060
   NC State Municipal Power Agency, Catawba No. 1,
      Series 1992, 5.90% 1/1/03......................        1,500         1,538
   SC Piedmont Municipal Power Agency,
      Series 1991 A, 6.13% 1/1/07....................        2,015         2,137
                                                                         -------
                                                                          10,040
   MUNICIPAL ELECTRIC - 1.1%
   TX Lower Colorado River Authority,
      Series 1999 A, 5.50% 5/15/21...................        1,500         1,448

   WATER & SEWER - 14.8%
   AR Beaver Water District, Benton & Washington Counties,
      Series 1994, 6.00% 11/15/04 (e)................        2,580         2,704
   CA Metropolitan Water District, Series 1998 A,
      4.75% 7/1/22...................................        2,000         1,745
   DE State Economic Development Authority,
      Wilmington Suburban Water Corp.,
      Series 1992 B, 6.45% 12/1/07...................        1,165         1,251
   IL Chicago, Series 1993, 6.50% 11/1/09 (e)........        2,155         2,368
   IL Du Page County Special Service Area No. 11,
      Series 1995, 6.75% 1/1/14......................        1,090         1,162
   MA State Water Pollution Abatement Trust,
      Series 1999 A, 6.00% 8/1/19....................        2,500         2,634
   NY State Environmental Facilities Corp.,
      Series 1994 D, 6.30% 5/15/05...................        3,000         3,202
   TN Metropolitan Government of Nashville &
      Davisdon Counties, Series 1993, 6.50% 1/1/10...        2,750         3,041
   TX Houston Water Conveyance System,
      Series J, 6.13% 12/15/06.......................        1,000         1,061
   TX Water Development Board, Series 1996 B,
      5.13% 7/15/18..................................        1,000           939
                                                                         -------
                                                                          20,107
                                                                         -------
TOTAL MUNICIPAL BONDS
   (cost of $128,949) ...............................                    133,480

--------------------------------------------------------------------------------

OPTIONS - 0.1%                                           Contracts
--------------------------------------------------------------------------------
   September 2000 Treasury Bond Put, Strike Price
      92.000, Expiration 9/22/00.....................        7,700            11
   September 2000 Treasury Bond Call, Strike Price
      100.000, Expiration 9/22/00....................       16,100            73
                                                                         -------
TOTAL OPTIONS
   (cost of $241)....................................                         84

--------------------------------------------------------------------------------

Stein Roe Intermediate Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.1%
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (C)
   IL Galesburg, Knox College, Series 1999,
      (cost of $100) 3.85% 7/1/24....................       $  100      $    100
                                                                         -------
TOTAL INVESTMENTS
   (cost of $129,290) (d)............................                    133,664

--------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES - 1.6%................                      2,146
                                                                         -------
NET ASSETS - 100.0%..................................                   $135,810
                                                                         =======

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the principal and interest.

(c) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of June 30, 2000.

(d)  Cost for financial statement and federal income tax purposes is the same.

(e) These securities, or a portion thereof, with a total market value of $6,520, are being used to collateralize open futures contracts.

Short futures contracts open at June 30, 2000:

                   Par value                         Unrealized
                   covered by       Expiration      depreciation
    Type            contracts          month         at 6/30/00
    ----        ----------------     ---------       ----------
 Treasury Note        5,300          September          $157


See accompanying Notes to Financial Statements.

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
June 30, 2000 (All amounts in thousands)



MUNICIPAL BONDS 96.7%                                          Par         Value
--------------------------------------------------------------------------------
EDUCATION - 2.4%
   EDUCATION - 0.8%
   MA State Development Finance Agency, Boston
      University, Series 1999 P, 5.450% 5/15/59......      $ 1,000        $  871
   MN Victoria, Holy Family Catholic High School,
      Series 1999 A, 5.850% 9/1/24...................        1,000           895
   PR Commonwealth of Puerto Rico, Ana G. Mendez
      University System, Series 1999, 5.375% 2/1/29..          600           525
   WV State University,Series 2000 A, (a) 4/1/18.....        3,800         1,340
                                                                         -------
                                                                           3,631
   STUDENT LOANS - 1.6%
   AK State Student Loan Corp., Series 1994 A,
      6.200% 7/1/09 (e)..............................        3,870         4,035
   ME State Educational Loan Marketing Corp.,
      Series 1994 B-1, 6.500% 11/1/09................        3,000         3,080
                                                                         -------
                                                                           7,115
HEALTHCARE - 8.7%
   CONGREGATE CARE RETIREMENT - 0.9%
   OR Clackamas County Hospital Facilities Authority,
      Willamette View, Series 1999 A,
      7.500% 11/1/29.................................       1,000           976
   PA Montgomery County Industrial Development
      Authority, Adult Communities Total Services,
      Series 1996 B, 5.750% 11/15/17.................       3,500          3,161
                                                                         -------
                                                                           4,137
   HEALTH SERVICES - 0.4%
   MA State Development Finance Agency, Boston
      Biomedical Research Institute, Series 1999,
      5.650% 2/1/19..................................         310            269
   WI State Health & Educational Facilities Authority,
      Marshfield Clinic, Series 1999,
      6.250% 2/15/29.................................       1,600          1,607
                                                                         -------
                                                                           1,876
   HOSPITALS - 6.6%
   CA State Health Facilities Financing Authority,
      Cedars-Sinai Medical
      Center, Series 1999 A, 6.125% 12/1/30..........          700           696
   IL State Development Finance Authority,
      Adventist Health System,
      Series 1999, 5.500% 11/15/20...................        3,000         2,440
   IL State Health Facilities Authority,
      Swedish American Hospital,
      Series 2000, 6.875% 11/15/30...................        1,000           996
   LA State Public Facilities Authority,
      Touro Infirmary, Series 1999,
      5.625% 8/15/29.................................        2,900         2,404
   MA State Health & Educational Facilities Authority:
      Dana Farber Cancer Institute, Series 1995 G-1,
      6.250% 12/1/22.................................        6,500         6,317
      Massachusetts General Hospital,
      Series 1992 F, 6.250% 7/1/12...................        5,750         6,273
      South Shore Hospital, Series 1999 F,
      5.750% 7/1/29..................................        2,500         2,189
   MD State Health & Educational Facilities Authority,
      University of Maryland Medical System,
      6.750% 7/1/30..................................          500           503
   MI Dickinson County, Series 1999, 5.800% 11/1/24..        1,000           773
   NC State Medical Care Commission, Gaston
      Health Care, Series 1998, 5.000% 2/15/29.......        1,000           805
   NV Henderson, Catholic Healthcare West,
      Series 1999 A, 6.750% 7/1/20...................        1,000           978
   NY State Dormitory Authority, Mount Sinai
      Health Obligation Group,
      Series 2000, 6.500% 7/1/25.....................        1,000         1,031
   OH Franklin County, Doctors OhioHealth Corp.,
      Series 1998 A, 5.600% 12/1/28..................        3,000         2,156

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
HEALTHCARE - CONT.
   HOSPITALS - (CONTINUED)
   TX Richardson Hospital Authority, Baylor Richardson
      Medical Center, Series 1998, 5.625% 12/1/28....      $   500        $  392
   WV State Hospital Finance Authority, Series
      2000 A, 6.750% 9/1/30..........................        2,500         2,490
                                                                         -------
                                                                          30,443
   INTERMEDIATE CARE FACILITIES - 0.5%
   IN State Health Facilities Financing Authority,
      Hoosier Care, Inc.,
      Series 1999 A, 7.125% 6/1/34...................        2,485         2,205

   NURSING HOME - 0.3%
   IN State Health Facilities Financing Authority,
      Metro Health Indiana, Inc., Series 1998,
      6.400% 12/1/33.................................        1,400         1,164
   MN Minneapolis, Walker Methodist Senior Services
      Group, Series 1998 A, 5.875% 11/15/18..........          450           383
                                                                         -------
                                                                           1,547
HOUSING - 8.4%
   MULTI-FAMILY - 2.0%
   Charter Mac Equity Issue Trust, 6.625% 6/30/49....        2,000         1,915
   FL Broward County Housing Finance Authority,
      Chaves Lake Apartment Project, Series
      2000, 7.500% 7/1/40............................        1,500         1,502
   FL Clay County Housing Finance Authority:
      Madison Commons Apartments, Series 2000 A,
      7.450% 7/1/40..................................          750           746
      Palms at Brentwood Apartments, Series 1998 K,
      6.500% 12/1/34.................................        2,000         1,750
   IL State Development Finance Authority,
      Catholic Charities Housing Development
      Corp., Series 1993 C, 5.950% 1/1/09............        1,450         1,381
   Munimae Equity Issue Trust, 7.750% 11/1/10........        2,000         2,050
                                                                         -------
                                                                           9,344
   SINGLE FAMILY - 6.4%
   IA State Housing Finance Authority,
      Series 1991 B, 7.450% 7/1/23...................          590           609
   ID State Housing Agency, Series 1990 E,
      7.875% 7/1/24..................................          745           765
   IL Chicago, Series 2000 A, 7.150% 9/1/31..........        1,000         1,097
   MN Minneapolis-St. Paul Housing Finance Board,
      Series 1991:
      7.250% 8/1/21..................................        1,555         1,587
      7.300% 8/1/31..................................        2,310         2,357
   MN State Housing Finance Authority,
      Series 1991 A, 7.450% 7/1/22...................          945           964
   MO State Housing Development Commission,
      Series 1985, 9.375% 4/1/16.....................            5             5
   NM State Mortgage Finance Authority,
      Series 2000 A-2, 7.100% 9/1/30.................        1,500         1,618
   NV State Housing Division,Series 1991 A-2,
      7.750% 4/1/22..................................        2,055         2,110
   OK Tulsa County Home Finance Authority,
      Series 1991 B, 7.550% 5/1/23...................        1,360         1,390
   RI State Housing & Mortgage Finance Corp.,
      Series 1-E, 7.550% 10/1/22.....................        5,650         5,829
   TN State Housing Development Agency, Series 1990 T,
      7.300% 7/1/11..................................       10,000        10,138
   TX Travis County Housing Finance Corp., Series 1990,
      8.000% 9/1/10..................................          635           652
                                                                         -------
                                                                          29,121
INDUSTRIAL - 8.5%
   FOOD PRODUCTS - 3.9%
   GA Cartersville Development Authority, Anheuser Busch Cos., Inc.,
      Series 1999, 7.375% 5/1/09.....................        9,000        10,228

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
INDUSTRIAL - CONT.
   FOOD PRODUCTS - (CONTINUED)
   IN Hammond, American Maize Products Co., Series 1994,
      8.000% 12/1/24.................................      $ 5,000       $ 5,361
   MI State Strategic Fund, Michigan Sugar Co.,
      Carolton Project:
      Series 1998 B, 6.450% 11/1/25..................          700           604
      Series 1998 C, 6.550% 11/1/25..................          800           698
   PA State Economic Development Financing Authority,
      USG Corp., Series 1999, 6.000% 6/1/31..........        1,000           900
                                                                         -------
                                                                          17,791
   FOREST PRODUCTS - 3.9%
   LA De Soto Parish, International Paper Company,
      Series A, 7.700% 11/1/18.......................        3,250         3,495
   SC Richland County, Union Camp Corp., Series 1991 B,
      7.125% 9/1/21..................................        5,000         5,106
   WA Port Longview Industrial Development Corp.,
      Weyerhaeuser Corp., Series 1992,
      6.875% 10/1/08.................................        8,750         9,265
                                                                         -------
                                                                          17,866
   MANUFACTURING - 0.4%
   MO State Development Finance Board, Proctor
      & Gamble Co., Series 1999, 5.200% 3/15/29......        1,000           906
   NM Albuquerque Industrial Development Authority,
      Motorola, Inc., Series 1983 A,
      10.000% 6/1/13.................................        1,000         1,019
                                                                         -------
                                                                           1,925
   METALS & MINING - 0.3%
   VA Peninsula Ports Authority, Ziegler Coal Project,
      Series 1997, 6.900% 5/2/22.....................        1,500         1,202

OTHER - 9.9%
   REFUNDED/ESCROWED(B) - 9.9%
   CA Foothill/Eastern Transportation Corridor Agency,
      Series 1995 A, (a) 1/1/18......................       10,000         3,701
   CA Southern California Public Power Authority,
      Southern Transmission Project,
      Series 1988 A, (a) 7/1/14......................        8,155         3,857
   FL State, Jacksonville Transportation Authority,
      Series 1985, 9.200% 1/1/15.....................        2,000         2,696
   GA Fulton County, Series 1992, 6.375% 1/1/14......       13,270        14,633
   MD Washington Suburban Sanitary District,
      Series 1994, 6.625% 6/1/17.....................        1,660         1,771
   NC Eastern Municipal Power Agency, Series 1991 A,
      6.500% 1/1/18..................................        4,315         4,781
   NY New York City, Series 1995 D, 6.000% 2/15/25...        5,165         5,454
   SC Calhoun County, Solid Waste Disposal Facilities,
      Eastmen Kodak Co., Series 1992, 6.750% 5/1/17..        3,000         3,355
   SD State Student Loan Assistance Corp.,
      Series 1989 B, 7.450% 8/1/00...................        5,000         5,012
                                                                         -------
                                                                          45,260
OTHER REVENUE - 2.3%
   RECREATION - 2.1%
   CA Long Beach Aquarium of the Pacific, Series 1995 A:
      6.125% 7/1/15..................................        4,000         3,969
      6.125% 7/1/23..................................        6,000         5,559
                                                                         -------
                                                                           9,528

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
OTHER REVENUE - CONT.
   RETAIL - 0.2%
   NJ State Economic Development Authority, Glimcher
      Properties L.P. Project, 6.000% 11/1/28........       $  850        $  751

RESOURCE RECOVERY - 0.2%
   DISPOSAL - 0.2%
   IL Development Finance Authority, Waste Management,
      Inc., Series 1997, 5.050% 1/1/10...............          500           428
   MI State Strategic Fund, United Waste Systems, Inc.,
      Series 1995, 5.200% 4/1/10.....................          500           432
                                                                         -------
                                                                             860
TAX-BACKED - 26.4%
   LOCAL APPROPRIATED - 2.3%
   CA San Diego Convention Center, Expansion Financing
      Authority, Series 1998 A, 4.750% 4/1/28........        5,000         4,292
   IL Chicago Board of Education, Series 1992 A,
      6.000% 1/1/16..................................        5,000         5,285
   IN Crown Point School Building Corp., Series 2000:
      (a) 1/15/18....................................        1,550           552
      (a) 1/15/19....................................        1,665           554
                                                                         -------
                                                                          10,683
   LOCAL GENERAL OBLIGATIONS - 8.3%
   AK North Slope Borough,Series 1999 B, (a)
      6/30/10........................................        2,515         1,462
   CA Golden West School Financing Authority,
      Series 1999 A, (a) 8/1/15......................        2,500         1,090
   CA Union Elementary School District,
      Series 1999 A, (a) 9/1/17......................        2,300           872
   CA Yuba City Unified School District,
      Series 2000, (a) 9/1/18........................        1,160           410
   FL Broward County, Series 1986:
      12.500% 1/1/03.................................        1,000         1,180
      12.500% 1/1/04.................................        1,195         1,486
      12.500% 1/1/05.................................        2,000         2,608
   HI Honolulu, Series 1998, 4.500% 7/1/28...........        2,000         1,597
   IL Champaign County, Series 1999, 8.250% 1/1/20...        1,015         1,304
   IL Chicago Board of Education:
      Series 1996, 6.250% 12/1/12....................        2,500         2,733
      Series 1998 B-1, (a) 12/1/23...................        5,000         1,205
   IL Chicago Public Building Commission,
      Series 1999 B, 5.250% 12/1/18..................        2,000         1,909
   IL Chicago, Series 1999, 5.500% 1/1/23............        2,250         2,174
   IL Coles & Cumberland Countys Unified
      School District, Series 2000, (a) 12/1/13......        3,120         1,475
   IL Will County Forest Preservation District,
      Series 1999, (a) 12/1/1........................        4,660         1,805
   LA New Orleans, Series 1991, (a) 9/1/12...........        6,250         3,214
   MO Springfield School District No.R-12,
      Series 1991 B, 9.500% 3/1/07...................          600           754
   NY New York City, Series 1998 H, 5.125% 8/1/25....        2,190         1,953
   NY Yonkers, Series 1999 A, 4.500% 12/1/17.........        1,000           852
   TX Houston Independent School District,
      Series 1999 A, 4.750% 2/15/26..................        2,000         1,691
   TX Hurst Euless Bedford, Independent School
      District, Series 1998, 4.500% 8/15/25..........        5,000         4,055
   VA Virginia Beach, Series 1986, 12.750% 7/15/01...        2,000         2,166
                                                                         -------
                                                                          37,995

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
TAX-BACKED - CONT.
   SPECIAL NON-PROPERTY TAX - 3.8%
   IL Metropolitan Pier & Exposition Authority,
      Series 1996 A:
      (a) 6/15/12....................................      $ 5,000       $ 2,592
      (a) 12/15/12...................................        8,300         4,186
   IL State, Series 1992 Q, 6.000% 6/15/12...........       10,000        10,648
                                                                         -------
                                                                          17,426
   SPECIAL PROPERTY TAX - 0.6%
   CA Capistrano Unified School District, Ladera
      Community Facilities District No.98-2,
      Series 1999, 5.750% 9/1/29.....................        1,000           881
   CA Santa Margarita Water District, Series 1999,
      6.250% 9/1/29..................................          750           711
   FL Indigo Community Development District,
      Series 1999 B, 6.400% 5/1/06...................        1,000           993
                                                                         -------
                                                                           2,585
   STATE APPROPRIATED - 1.0%
   KY State Turnpike Authority, Series 1992,
      (a) 1/1/10.....................................        7,500         4,529

   STATE GENERAL OBLIGATIONS - 10.4%
   FL State, Broward County Expressway,
      Series 1984, 9.875% 7/1/09.....................        1,100         1,423
   MA Massachusetts Bay Transportation Authority:
      Series 1992 B, 6.200% 3/1/16...................        9,825        10,637
      Series 1994 A:
        7.000% 3/1/14................................        3,150         3,641
        7.000% 3/1/19................................        2,500         2,894
      Series 1998, 4.750% 3/1/21.....................        1,000           863
   MA State College Building Authority Project:
      Series A, 7.500% 5/1/11........................        1,500         1,794
      Series 1994 A, 7.500% 5/1/14...................        3,500         4,208
   NJ State General Obligation, Series D,
      6.000% 2/15/11.................................        5,150         5,526
   NV Clark County, Series 1998 B, 4.500% 12/1/17....        2,675         2,265
   PA State, Series 1992 2, 6.250% 7/1/12............       11,200        12,261
   TX State, Series 1998 C, 5.000% 8/1/14............        2,380         2,262
                                                                         -------
                                                                          47,774
TRANSPORTATION - 10.4%
   AIR TRANSPORTATION - 1.8%
   IL Chicago O'Hare International Airport,
      United Airlines, Inc., Series 2000 A,
      6.750% 11/1/11.................................        1,600         1,635
   IN Indianapolis Airport Authority, United
      Airlines Project, Series A,
      6.500% 11/15/31................................        5,000         4,656
   NJ State Economic Development Authority,
      Continental Airlines, Inc.,
      Series 1999, 6.400% 9/15/23....................        2,000         1,843
                                                                         -------
                                                                           8,134
   AIRPORTS - 2.5%
   GA Atlanta, Airport Facilities, Series 1996,
      6.500% 1/1/10..................................        2,000         2,206
   HI State, Airport System Revenue, Series 1991,
      6.900% 7/1/12..................................        6,000         6,715
   IN State Transportation Finance Authority,
      Airport Facilities Lease,
      Series 1992 A, 6.250% 11/1/16..................        1,475         1,497
   MA State Port Authority, Series 1999,
      8.016% 7/1/29..................................        1,000         1,011
                                                                         -------
                                                                          11,429
   TOLL FACILITIES - 5.0%
   CO E-470 Public Highway Authority, Series 2000 B:
      (a) 9/1/18.....................................        4,600         1,574
      (a) 9/1/19.....................................        3,500         1,119
   NY Triborough Bridge & Tunnel Authority:
      Series 1991 X, 6.625% 1/1/12...................        9,915        11,154
      Series 1992 Y, 6.125% 1/1/21...................        5,500         5,836

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
TRANSPORTATION - CONT.
   TOLL FACILITIES - (CONTINUED)
   PA State Turnpike Commission, Series 1998 A,
      4.750% 12/1/27.................................      $ 2,415      $  2,036
   VA Richmond Metropolitan Authority, Series 1998,
      5.250% 7/15/22.................................        1,100         1,041
                                                                         -------
                                                                          22,760
   TRANSPORTATION - 1.1%
   GA Metropolitan Atlanta Rapid Transit Authority,
      Series 1992 P, 6.250% 7/1/20...................        4,000         4,295
   OH Toledo-Lucas County Port Authority, CSX
      Transportation, Inc., Series 1992,
      6.450% 12/15/21................................        1,000           969
                                                                         -------
                                                                           5,264
UTILITY - 19.5%
   INDEPENDENT POWER PRODUCER - 0.3%
   NY Suffolk County Industrial Development Agency,
      Nissequogue Cogen Partners, Series 1998,
      5.500% 1/1/23..................................        1,000           836
   PR Commonwealth of Puerto Rico Industrial,
      Educational, Medical & Environmental Cogeneration
      Facilities, AES Project, Series 2000,
      6.625% 6/1/26..................................          650           662
                                                                         -------
                                                                           1,498
   INVESTOR OWNED - 3.3%
   IN Michigan City, Northern Indiana Public
      Service Co., Series 1973 A,
      5.700% 10/1/03.................................        6,995         7,005
   KY Trimble County, Louisville Gas & Electric Co.,
      Series 1990 A, 7.625% 11/1/20..................        6,670         6,849
   MS State Business Finance Corp., Systems Energy
      Resources, Inc., Series 1999,
      5.900% 5/1/22..................................        1,600         1,384
                                                                         -------
                                                                          15,238
   JOINT POWER AUTHORITY - 8.9%
   GA Municipal Electric Authority Power,
      Series V, 6.600% 1/1/18 (e)....................       21,300        23,835
   NC Eastern Municipal Power Agency,
      Series 1991 A, 6.500% 1/1/18...................        2,185         2,205
   NC State Municipal Power Agency, Catawba No. 1,
      Series 1992, (a) 1/1/09........................        2,360         1,498
   TX State Municipal Power Agency, (a) 9/1/08.......        1,475           961
   WA State Public Power Supply System,
      Nuclear Project No. 2:
      Series 1992 A, 6.300% 7/1/12...................        3,500         3,795
      Series 1989 B, (a) 7/1/08......................        7,000         4,542
   Nuclear Project No. 3, Series 1989 B, (a) 7/1/05..        5,000         3,871
                                                                         -------
                                                                          40,707
   MUNICIPAL ELECTRIC - 2.6%
   NC University of North Carolina at Chapel Hill,
      Series 1997, (a) 8/1/20........................        1,750           538
   NY Long Island Power Authority, Series 2000 A,
      (a) 6/1/20.....................................        1,000           317
   SD Heartland Consumers Power District,
      Series 1992, 6.000% 1/1/17.....................        8,000         8,439
   TX Austin, Series 1998, 5.250% 5/15/25............        3,000         2,821
                                                                         -------
                                                                          12,115
   WATER & SEWER - 4.4%
   DE State Economic Development Authority,
      Wilmington Suburban Water Corp.:
        Series 1992 B, 6.450% 12/1/07................        1,160         1,246
        Series 1992 A, 6.800% 12/1/23................        3,500         3,530
   FL Jacksonville, General Waterworks Corp.,
      Series 1992, 6.750% 6/1/22.....................        1,500         1,556
   GA Fulton County, Series 1992, 6.375% 1/1/14 (e)..          430           470
   MA State Water Resources Authority,
      Series 1998 B, 4.500% 8/1/22...................        1,000           823
   PA Allegheny County Sanitation Authority,
      Series 1991 A, (a) 6/1/07......................        2,370         1,658

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
UTILITY - CONT.
   WATER & SEWER - (CONTINUED)
   PA Dauphin County Industrial Development Authority,
      Dauphin Water Supply Co., Series 1992 A,
      6.900% 6/1/24..................................      $ 3,400       $ 3,722
   TX Houston, Series 1991 C:
      (a) 12/1/08....................................        4,000         2,573
      (a) 12/1/09....................................        4,000         2,428
      (a) 12/1/10....................................        3,750         2,146
                                                                         -------
                                                                          20,152

TOTAL MUNICIPAL BONDS
   (cost of $425,951)................................                   $442,891

--------------------------------------------------------------------------------
OPTIONS - 0.1%                                             Contracts
--------------------------------------------------------------------------------
September 2000 Treasury Bond Put, Strike Price 92,
      Expiration 08/19/00............................       51,700            73
September 2000 Treasury Bond Call, Strike Price 98,
      Expiration 08/19/00............................       54,200           245
September 2000 Treasury Bond Call, Strike Price 100,
      Expiration 08/19/00............................       23,800           257
                                                                         -------
TOTAL OPTIONS
   (cost of $1,400)..................................                        575

--------------------------------------------------------------------------------

Short-Term Obligations - 0.5%                                  Par
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (D)
   CO State Educational & Cultural Facilities
      Authority, National Cable Television Center,
      Series 1999, 4.750% 10/1/06....................          300           300
   IA State Finance Authority, Burlington Medical Center,
      Series 1997, 4.700% 6/1/27.....................          100           100
   IA State Higher Education Loan Authority,
      St.Ambrose University, Series 1999,
      4.750% 10/1/09.................................          300           300
   IL State Educational Facilities Authority,
      4.800% 12/1/25.................................          920           920
   IN Allen County, Golden Years Homestead, Inc.,
      Series 1996, 4.750% 8/1/21.....................          100           100
   WI State Health & Educational Facilities Authority,
      Monroe Joint Venture, Inc.,
     Series 2000, 4.900% 1/1/30......................          500           500
                                                                         -------
TOTAL SHORT-TERM OBLIGATIONS (cost of $2,220)........                      2,220

--------------------------------------------------------------------------------

TOTAL INVESTMENT
   (cost of $429,571)(c).............................                    445,686
--------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES - 2.7%................                     12,519
                                                                         -------
NET ASSETS - 100.0%..................................                   $458,205
                                                                        ========

Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------
Continued

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c)  Cost for financial statement and federal income tax purposes is identical.

(d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credit or other credit support agreements from banks. The rates listed are as of June 30, 2000.

(e) These securities, or a portion thereof, with a total market value of $28,340 are being used to collateralize open futures contracts.


Long futures contract open at June 30, 2000:

                    Par Value                        Unrealized
                   covered by       Expiration      appreciation
    Type            contracts          Month         at 06/30/00
    ----        ----------------     ---------       ----------
 Treasury Bond       28,700          September          $416



See accompanying Notes to Financial Statements.

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
June 30, 2000 (All amounts in thousands)



MUNICIPAL BONDS - 94.2%                                        Par         Value
--------------------------------------------------------------------------------
EDUCATION - 3.8%
   EDUCATION - 1.2%
   IL State Development Finance Authority, Latin
      School of Chicago, Series 1998, 5.650% 8/1/28..      $ 1,725       $ 1,518
   MN Victoria, Holy Family Catholic High School,
      Series 1999 A, 5.875% 9/1/29...................        1,200         1,065
   WV State University, Series 2000 A, (a) 4/1/19....        1,250           412
                                                                         -------
                                                                           2,995
   STUDENT LOAN - 2.6%
   NE Nebhelp, Inc., Series 1993 A-6, 6.450%
      6/1/18, (b)....................................        4,000         4,248
   NM State Educational Assistance Foundation,
      Series 1996 A-2, 6.650% 11/1/25................        1,955         2,030
   TX Brazos Higher Educational Facilities Authority,
      Series 1993 C-2, 5.875% 6/1/04.................          390           391
                                                                         -------
                                                                           6,669
HEALTHCARE - 19.1%
   CONGREGATE CARE RETIREMENT - 5.1%
   FL Orange County Health Facilities Authority,
      Orlando Lutheran Towers, Inc., Series 1996,
      8.625% 7/1/20..................................        3,000         3,128
   MA State Development Finance Agency, Series 1999 A:
      5.625% 7/1/15..................................          500           421
      5.750% 7/1/23..................................          250           201
   NJ State Economic Development Authority, Winchester
      Gardens, Series 1996 A, 8.625% 11/1/25.........        2,000         2,110
   PA Lancaster Industrial Development Authority,
      Garden Spot Village, Series 2000 A,
      7.625% 5/1/31..................................          500           491
   TN Metropolitan Government, Nashville and Davidson
      County, Blakeford at Green Hills, Series 1998,
      5.650% 7/1/24..................................         1,500        1,136
   TX Abilene Health Facilities Development Corp.,
      Sears Methodist Retirement Obligation Group:
        Series 1998 A, 5.900% 11/15/25...............        2,100         1,646
        Series 1999, 6.000% 11/15/29.................          500           393
   WI State Health & Educational Facilities Authority:
      Attic Angel Obligated Group, 5.750% 11/15/27...        1,250           984
      Clement Manor, Series 1998, 5.750% 8/15/24.....        3,000         2,389
                                                                         -------
                                                                          12,899
   HEALTH SERVICES - 0.1%
   MA State Development Finance Agency, Boston
      Biomedical Research Institute, Series 1999,
      5.650% 2/1/19..................................          250           217
                                                                         -------

   HOSPITAL - 10.2%
   AZ Health Facilities Authority, Phoenix Memorial
      Hospital, Series 1991, 8.125% 6/1/12...........        2,500         2,516
   CO La Junta, Arkansas Valley Regional Medical
      Center, Series 1999, 6.100% 4/1/24.............          500           434
   CO State Health Care Facilities Authority,
      National Jewish Medical & Research Center,
      Series 1998, 5.375% 1/1/23.....................          250           194
   FL Orange County Health Facilities Authority,
      Orlando Regional Healthcare System, Series 1999,
      6.000% 10/1/26.................................          875           833


38
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SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
HEALTHCARE - CONT.
   HOSPITALS - (CONTINUED)
   IL Southwestern Illinois Development Authority,
      Anderson Hospital, Series 1999:
        5.500% 8/15/20...............................       $  500        $  402
        5.625% 8/15/29...............................          250           196
   IN State Health Facilities Financing Authority,
      Riverview Hospital, Series 1999,
      5.500% 8/1/24..................................          575           465
   KS Wichita, CSJ Health System of Wichita, Inc.,
      Series 1991 X, 7.000% 11/15/18.................        2,000         2,102
   LA State Public Facilities Authority, Touro
      Infirmary, Series 1999, 5.625% 8/15/29.........        1,500         1,243
   MA State Health & Educational Facilities Authority,
      Dana Farber Cancer Institute, Series 1995 G-1,
      6.250% 12/1/22.................................        2,000         1,944
   MI Dickinson County, Series 1999, 5.800% 11/1/24..        1,300         1,004
   MI Flint Hospital Building Authority, Hurley
      Medical Center, Series 1998 B, 5.375% 7/1/28...        1,250           894
   MI State Hospital Finance Authority, Detroit
      Medical Center, Series 1998 A, 5.250% 8/15/28..        1,000           705
   MN Maplewood, Healtheast, Inc., Series 1996,
      5.700% 11/15/02................................          500           486
   NC State Medical Care Commission, Stanley Memorial
      Hospital, Series 1999, 6.375% 10/1/29..........        1,000           994
   NH State Higher Educational & Health Facilities
      Authority, Littleton Hospital Assoc., Inc.,
      Series 1998 A, 6.000% 5/1/28...................        1,000           794
   OH Franklin County, Doctors Ohio Health Corp.,
      Series 1998 A, 5.600% 12/1/28..................        2,650         1,904
   OH Highland County Joint Township Hospital
      District, Series 1999, 6.750% 12/1/29..........        1,250         1,066
   OH Miami County, Upper Valley Medical Center, Inc.,
      Series 1996-A, 6.375% 5/15/26..................        1,015           902
   PA Philadelphia Hospitals & Higher Education
      Facilities Authority, Temple University
      Hospital, Series 1997, 5.875% 11/15/23.........        2,110         1,749
   TX Richardson Hospital Authority, Baylor
      Richardson Medical Center, Series 1998,
      5.625% 12/1/28.................................        1,200           940
   TX Tyler Health Facilities Development Corp.,
      Mother Frances Hospital, Series 1997 A,
      5.625% 7/1/13..................................        1,785         1,552
   WA State Health Care Facilities Authority,
      Sacred Heart Medical Center,
      Series 1992, 6.875% 2/15/12....................        1,500         1,575
   WV State Hospital Finance Authority,
      Series 2000 A, 6.750% 9/1/30...................        1,000           996
                                                                         -------
                                                                          25,890
   INTERMEDIATE CARE FACILITIES - 0.6%
   IL State Development Finance Authority, Hoosier
      Care, Inc., Series 1999-A, 7.125% 6/1/34.......          150           133
   INHealth Facilities Financing Authority Revenue,
      Hoosier Care Project, Series A, 7.125% 6/1/34..        1,500         1,331
                                                                         -------
                                                                           1,464
   NURSING HOME - 3.1%
   AK Juneau, St. Ann's Care Center, Series 1999,
      6.875% 12/1/25.................................          700           631
   CO State Health Facilities Authority, Volunteers
      of America Care Facilities, Inc.,
      Series 1999 A, 5.750% 7/1/10...................        1,095           980
   IN State Health Facilities Financing Authority,
      Metro Health Indiana, Inc., Series 1998,
      6.400% 12/1/33.................................        1,500         1,247
   MA State Development Finance Agency, Alliance
      Health Care Facilities,
      Series 1999, 7.100% 7/1/32.....................          855           783
   MN Carlton Inter-Faith Social Services, Inc.,
      Series 2000, 7.750% 4/1/29.....................          750           726



39
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SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
HEALTHCARE - CONT.
   NURSING HOME - (CONTINUED)
   MN Minneapolis, Walker Methodist Senior Services
      Group, Series 1998-C, 6.000% 11/15/28..........      $ 1,300       $ 1,082
   MN New Hope, North Ridge Care Center, Inc.,
      Series 1999, 5.875% 3/1/29.....................          900           719
   MN Sartell, Foundation for Healthcare, Series
      1999-A, 6.625% 9/1/29..........................        2,000         1,743
                                                                         -------
                                                                           7,911
HOUSING - 8.2%
   ASSISTED LIVING/SENIOR - 2.4%
   DE Kent County, Heritage at Dover, Series 1999,
      7.625% 1/1/30..................................        1,500         1,427
   GA Columbus Housing Authority, The Gardens at
      Calvary, Series 1999, 7.000% 11/15/29..........        1,000           906
   LA State Public Facilities Authority, Progressive
      Healthcare Providers, Inc., Series 1998,
      6.375% 10/1/28.................................        2,000         1,725
   NC State Medical Care Commission, DePaul Community
      Facilities Project, Series 1999, 7.625%
      11/1/29........................................        1,250         1,198
   NY Huntington Housing Authority, Gurwin Jewish
      Senior Center, Series 1999, 5.875% 5/1/19......        1,100           910
                                                                         -------
                                                                           6,166
   MULTI-FAMILY - 3.9%
   CO State Health Facilities Authority, Birchwood
      Manor Series 1991-A, 7.250% 4/1/11.............          595           606
   FL Broward County Housing Finance Authority,
      Chaves Lake Apartment Project, Series 2000,
      7.500% 7/1/40..................................          750           751
   FL Clay County Housing Finance Authority,
      Madison Commons Apartments, Series 2000-A,
      7.450% 7/1/40..................................          750           746
   FL Housing Finance Agency, Palm Aire Retirement
      Facility Project, Series 1989-S,10.000%
      1/1/20, (d)....................................        2,568         2,517
   GA Clayton County Housing Authority, Magnolia
      Park Apartments, Series 1999-A, 6.250% 6/1/30..        1,000           884
   IL State Development Finance Authority, Catholic
      Charities Housing Development Corp.,
      Series 1993-C, 5.950% 1/1/09...................        1,400         1,334
   IL State Housing Development Authority, Series 1991-C,
      7.400% 7/1/23..................................          140           145
   IN New Castle, Raintree Apartments, Series
      1988-B, (a) 3/1/18, (d)........................       30,655            77
   MO State Health & Educational Facilities Authority,
      Lutheran Senior Services, Series 1997,
      5.750% 2/1/17..................................        2,000         1,789
   OH Greater Allen County Housing Development
      Authority, Steiner-McBride Apartments,
      10.250% 9/1/03.................................        1,130         1,130
                                                                         -------
                                                                           9,979
   SINGLE FAMILY - 1.9%
   IA State Housing Finance Authority, Series
      1984-A, (a) 9/1/16.............................        7,590         1,267
   ID State Housing Agency, Series 1991-B,
      7.500% 7/1/24..................................        1,405         1,448
   MT State Housing Board:
      Series 1991 B-2, 7.500% 4/1/23.................          310           317
      Series 1991 B-1, 7.300% 10/1/17................          285           292
   UT State Housing Finance Agency:
      Series 1991 B-2, 7.750% 1/1/23.................           50            51
      Series 1991 C-3, 7.550% 7/1/23.................          120           123

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
HOUSING - CONT.
   SINGLE FAMILY - (CONTINUED)
   WA State Housing Finance Commission:
      Series 1991 C,
        (a) 1/1/22...................................       $  980        $  200
        (a) 7/1/22...................................        1,090           214
        (a) 1/1/23...................................        1,090           207
        (a) 7/1/23...................................        1,090           199
        (a) 1/1/24...................................        1,090           192
        (a) 7/1/24...................................        1,090           185
                                                                         -------
                                                                           4,695
INDUSTRIAL - 9.8%
   FOOD PRODUCTS - 2.2%
   IN Hammond, American Maize Products Co., Series 1994,
      8.000% 12/1/24.................................        4,000         4,289
   MI State Strategic Fund, Michigan Sugar Co.,
      Carollton Project, Series 1998-C,
      6.550% 11/1/25.................................        1,500         1,309
                                                                         -------
                                                                           5,598
   FOREST PRODUCTS - 4.4%
   GA Rockdale County Development Authority, Solid
      Waste Disposal, Visy Paper, Inc., Series 1993,
      7.500% 1/1/26..................................        1,000         1,024
   IN Jasper County, Georgia Pacific Corp.,
      Series 1999, 5.600% 4/1/29.....................        1,000           844
   LA De Soto Parish, International Paper Co.,
      Series-A, 7.700% 11/1/18.......................        2,500         2,689
   MS Lowndes County, Weyerhaeuser Corp.,
      Series 1992-A, 6.800% 4/1/22...................        5,995         6,542
                                                                         -------
                                                                          11,099
   METALS & MINING - 2.3%
   IN State Development Finance Authority, Inland
      Steel, Series A, 5.750% 10/1/11................        5,000         4,338
   NV State Department of Business & Industry,
      Wheeling-Pittsburgh Steel Corp., Series 1999 A,
      8.000% 9/1/14..................................          250           248
   VA Greensville County Industrial Development
      Authority, Wheeling Steel, Series 1999 A:
        6.375% 4/1/04................................          115           111
        7.000% 4/1/14................................          555           505
   VA Peninsula Ports Authority, Ziegler Coal
      Project, Series 1997, 6.900% 5/2/22............          825           661
                                                                         -------
                                                                           5,863
   OIL AND GAS - 0.9%
   TX Texas City Industrial Development Corp., Arco
      Pipe Line Co. Project, Series 1990,
      7.375% 10/1/20.................................        2,000         2,359
                                                                         -------

OTHER - 13.7%
   REFUNDED/ESCROWED (E) CO Adams County, Series 1991B:
      11.250% 9/1/11 (b).............................          325           465
      11.250% 9/1/11.................................          360           527
      11.250% 9/1/11.................................          220           329
      11.250% 9/1/12.................................        1,440         2,189
   CO Denver City & County Airport, Series D,
      7.750% 11/15/21................................          830           881
   CO State Health Facilities Authority, Healthtone,
      Series 1991B, 8.500% 2/15/21...................        3,250         3,396
   FL Leesburg, Leesburg Regional Medical Center,
      Series 1991A, 7.375% 7/1/11....................          775           829

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
OTHER - CONT.
   REFUNDED/ESCROWED (E) - (CONTINUED)
   IL Chicago, Skyway Toll Bridge, Series 1994,
      6.750% 1/1/17..................................      $ 1,500      $  1,619
   IL Health Facility Authority, Edward Hospital
      Association Project, Series 1992,
      7.000% 2/15/22.................................          685           722
   IL Health Facility Authority, United Medical
      Center-Formerly, Series 1991, 8.125% 7/1/06....        2,015         2,136
   IN Indianapolis Local Public Improvement Bond
      Bank, Series 1999E, 6.700% 1/1/17, (b).........        5,900         6,184
   LA State Public Facilities Authority, Womens
      Hospital Foundation, Series 1992,
      7.250% 10/1/22.................................        2,300         2,459
   MS Adams County, Jefferson Davis Memorial Hospital,
      Series 1991, 7.900% 10/1/08....................          750           795
   NC Eastern Municipal Power Agency, Series 1991A,
      6.500% 1/1/18, (b).............................        3,320         3,678
   PA Allentown Area Hospital Authority, Sacred Heart
      Hospital of Allentown, Series 1991,
      7.500% 7/1/06..................................        3,460         3,598
   SD State Student Loan Assistance Corp.,
      Series 1989C, 7.450% 8/1/00....................        2,700         2,707
   WA Quincy, Series 1990-I, 9.250% 11/1/10..........        2,255         2,290
                                                                         -------
                                                                          34,804
OTHER REVENUE - 1.7%
   RECREATION
   CA Long Beach Aquarium of the Pacific,
      Series 1995-A, 6.125% 7/1/23...................        4,750         4,400
                                                                         -------

RESOURCE RECOVERY - 0.1%
   DISPOSAL
   IL Development Finance Authority, Waste
      Management, Inc., Series 1997, 5.050% 1/1/10...          250           214
                                                                         -------

TAX-BACKED - 9.5%
   LOCAL APPROPRIATED - 1.0%
   PA Philadelphia Municipal Authority, Series 1993-D,
      6.250% 7/15/13.................................        2,500         2,507
                                                                         -------

   LOCAL GENERAL OBLIGATIONS - 0.4%
   NY New York City, Series 1996-B, 7.250% 8/15/07...        1,000         1,128
                                                                         -------

   SPECIAL NON-PROPERTY TAX - 1.2%
   MO St. Louis County Industrial Development
      Authority, Kiel Center Arena, Series 1992,
      7.875% 12/1/24.................................        3,000         3,139
                                                                         -------

   SPECIAL PROPERTY TAX - 3.5%
   CA Orange County Community Facilities District,
      Ladera Ranch, Series 1999-A, 6.500% 8/15/21....        1,000           980
   FL Heritage Palms Community Development District,
      Series 1999, 6.250% 11/1/04....................        1,000           995
   FL Heritage Springs Community Development District,
      Series 1999-B, 6.250% 5/1/05...................        1,050         1,043
   FL Indigo Community Development District,
      Series 1999-B, 6.400% 5/1/06...................        1,000           993
   FL Lexington Oaks Community Development District,
      Series 2000, 7.200% 5/1/30.....................          600           602
      Series 2000-D, 6.700% 5/1/07...................          750           752

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
TAX-BACKED - CONT.
   SPECIAL PROPERTY TAX - (CONTINUED)
   FL Northern Palm Beach County Improvement District,
      Series 1999, 6.000% 8/1/29.....................       $  750        $  671
   FL Orlando, Conroy Road Interchange Project:
      Series 1998-A, 5.500% 5/1/10...................          200           191
      5.800% 5/1/26..................................          500           439
   FL Stoneybrook Community Development District:
      Series 1998-A, 6.100% 5/1/19...................          330           309
      Series 1998-B, 5.700% 5/1/08...................          875           847
   MO State Development Finance Board, Midtown
      Redevelopment Project, Series 2000-A,
      5.750% 4/1/22..................................        1,000         1,000
                                                                         -------
                                                                           8,822
   STATE APPROPRIATED - 0.9%
   NY Triborough Bridge & Tunnel Authority, Javits
      Convention Center Project, Series E,
      7.250% 1/1/10..................................        2,000         2,223
                                                                         -------

   STATE GENERAL OBLIGATIONS - 2.5%
   MA Massachusetts Bay Transportation Authority,
      Series 1992-B, 6.200% 3/1/16...................        5,825         6,307
                                                                         -------

TRANSPORTATION - 7.1%
   AIR TRANSPORTATION - 4.7%
   IL Chicago O'Hare International Airport,
      United Airlines, Inc., Series 2000-A,
      6.750% 11/1/11.................................          800           818
   IN Indianapolis Airport Authority, Federal
      Express Corp., Series 1994, 7.100% 1/15/17.....        4,000         4,142
   PA Philadelphia Authority for Industrial
      Development, Aero Philadelphia, Series
      1999, 5.500% 1/1/24............................        1,000           831
   TX Alliance Airport Authority, AMR Corp.,
      Series 1991, 7.000% 12/1/11....................        4,070         4,282
   TX Houston Airport System, Continental Airline
      Terminal, Series B, 6.125% 7/15/17.............        2,000         1,760
                                                                         -------
                                                                          11,833
   AIRPORT - 1.7%
   CO Denver City and County Airport, Series D,
      7.750% 11/15/21................................        3,170         3,330
   IN State Transportation Finance Authority,
      Airport Facilities Lease, Series 1992-A,
      6.250% 11/1/16.................................          950           964
                                                                         -------
                                                                           4,294
   TOLL FACILITIES - 0.7%
   CO State Public Highway Authority, Arapahoe
      County, E470 Series 2000 B:
        (a) 9/1/18...................................        4,000         1,369
        (a) 9/1/35...................................        8,750           619
                                                                         -------
                                                                           1,988
UTILITY - 21.2%
   INDEPENDENT POWER PRODUCER - 4.8%
   MI Midland County Economic Development Corp.,
      Series 2000, 6.875% 7/23/09....................          500           502
   PA State Economic Development Financing Authority,
      Northampton Generating:
        Series A, 6.500% 1/1/13......................        2,000         1,932
        Series 1994-B, 6.750% 1/1/07.................        3,000         3,017

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
UTILITY - CONT.
   INDEPENDENT POWER PRODUCER - (CONTINUED)
   VA Pittsylvania County Industrial Development
      Authority, Multitrade of Pittsyvania,
      Series 1994 A:
        7.450% 1/1/09................................      $ 3,500       $ 3,623
        7.550% 1/1/19................................        3,100         3,185
                                                                         -------
                                                                          12,259
   INVESTOR OWNED - 6.7%
   CT State Development Authority, Connecticut Light
      & Power Co., Series 1993-A, 5.850% 9/1/28......        2,900         2,545
   LA Calcasieu Parish Industrial Development
      Board, Entergy Gulf States, Inc., Series 1999,
      5.450% 7/1/10..................................          500           464
   LA West Feliciana Parish, Entergy Gulf States,
      Inc., Series 1999-B, 6.600% 9/1/28.............          250           233
   MS State Business Finance Corp., Systems Energy
      Resources, Inc. Series 1999, 5.900% 5/1/22.....        1,250         1,081
   NM Farmington, Public Service Co. of New Mexico,
      Series 1996-A, 6.300% 12/1/16..................        3,300         3,166
   NM Farmington, Tucson Electric Power Co.,
      Series 1997-A, 6.950% 10/1/20..................        2,000         1,978
   NV Humboldt County Pollution Control Revenue,
      Idaho Power Co. Project, 8.300% 12/1/14........        2,000         2,216
   PA Beaver County Industrial Development Authority,
      Toledo Edison Co., Series 1995, 7.625% 5/1/20..        4,900         5,200
                                                                         -------
                                                                          16,883
   JOINT POWER AUTHORITY - 5.4%
   GA Municipal Electric Authority, Series 1991-V,
      6.600% 1/1/18..................................        4,065         4,485
   NC Eastern Municipal Power Agency, Series 1991 A,
      6.500% 1/1/18..................................        1,680         1,696
   WA State Public Power Supply System, Nuclear
      Project No. 2:
      Series 1991-A, (a) 7/1/07......................        6,945         4,775
      Series 1992-A, 6.300% 7/1/12...................        2,500         2,711
                                                                         -------
                                                                          13,667
   WATER & SEWER - 4.3%
   FL Tampa Bay Water Utility Systems Revenue,
      7.428% 10/1/29.................................        7,500         7,416
   PA Dauphin County Industrial Development
      Authority, Dauphin Water Supply Co.,
      Series 1992 A, 6.900% 6/1/24...................        3,200         3,503
                                                                         -------
                                                                          10,919
                                                                         -------
TOTAL MUNICIPAL BONDS
   (cost of $243,261)................................                    239,191

--------------------------------------------------------------------------------
PREFERRED STOCK - 0.8%
--------------------------------------------------------------------------------
Charter Mac Equity Issue Trust, 6.625% 6/30/49
      (cost of $2,000)(c)............................        2,000         1,915
                                                                         -------
--------------------------------------------------------------------------------

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued
SHORT-TERM OBLIGATIONS - 1.6%                                  Par         Value
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (G)
   IA State Higher Education Loan Authority,
      St. Ambrose University,
      Series 1999, 4.750% 10/1/09....................       $  400        $  400
   IA Woodbury County, Siouxland Medical Educational
      Foundation, Series 1996, 4.800% 11/1/16........        1,500         1,500
   IN State Health Facilities Financing Authority,
      Series 2000, 4.850% 1/12/20....................        1,300         1,300
   MI Farmington Hills Hospital Finance Authority,
      Botsford General Hospital, Series 1991-B,
      4.650% 2/15/16.................................          800           800
                                                                         -------
TOTAL SHORT-TERM OBLIGATIONS (cost of $4,000)........                      4,000

--------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost of $249,261)(f).............................                    245,106
--------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES - 3.4%................                      8,541
                                                                         -------
NET ASSETS - 100.0%..................................                   $253,647
                                                                         =======

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Zero coupon bond.

(b) These securities, or a portion thereof, with a total market value of $14,575, are being used to collateralize open futures contracts.

(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the value of this security amounted to $1,915 or 0.8% of net assets.

(d) This issuer is in default of certain debt covenants. Income is not being accrued.

(e) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust solely for the payment of principal and interest.

(f)  Cost for financial statement and federal income tax purposes is identical.

(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of June 30, 2000.


Short futures contracts open at June 30, 2000:
                                                     Unrealized
                    Par value       Expiration      depreciation
    Type      covered by contracts     month         at 6/30/00
    ----        ----------------     ---------       ----------
Municipal Bond        7,800          September            70
Treasury Note        11,600          September            60
                                                     ----------
                                                        $130
                                                     ----------




See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2000
(All amounts in thousands, except per-share data)

                                                                    MUNICIPAL
                                                                        MONEY    INTERMEDIATE         MANAGED       HIGH-YIELD
                                                                       MARKET      MUNICIPALS      MUNICIPALS       MUNICIPALS
                                                                         FUND            FUND            FUND             FUND
                                                                  -----------     -----------     -----------      -----------
ASSETS
Investment in Portfolio, at value...........................         $110,749           $  --           $  --         $253,607
Investments, at market value (cost $129,290
     and $429,571, respectively)............................               --         133,664         445,686               --
Interest receivable.........................................               --           2,451           8,301               --
Receivable for investments sold.............................               --              --           4,592               --
Receivable for fund shares sold.............................            3,688             100             912              670
Expense reimbursement due from Advisor......................                9              --               1               --
Cash........................................................               --               1              21               --
Other.......................................................               18              24             329              273
                                                                    ---------       ---------       ---------        ---------
   Total assets.............................................          114,464         136,240         459,842          254,550
                                                                    ---------       ---------       ---------        ---------
LIABILITIES
Dividends payable...........................................              102             194           1,018              445
Payable for fund shares repurchased.........................              264              91             284              174
Payable due to Advisor......................................               --              11             --                --
Variation margin on futures.................................               --               6              45               --
Accrued:
   Management fee...........................................               --              45             146               --
   Administration fee.......................................               23              16              39               47
   Transfer Agent fee.......................................               16              19              60               61
   Bookkeeping fee..........................................                2               2               3                3
Other.......................................................              242              46              42               33
                                                                    ---------       ---------       ---------        ---------
   Total liabilities........................................              649             430           1,637              763
                                                                    ---------       ---------       ---------        ---------
   Net assets...............................................         $113,815        $135,810        $458,205         $253,787
                                                                     ========        ========         ========        ========
ANALYSIS OF NET ASSETS
Paid-in capital.............................................         $113,741        $131,609        $441,511         $264,405
Undistributed (overdistributed)
     net investment income..................................               93             (20)           (202)             116
Accumulated net realized gains (losses)
     on investments and futures contracts...................              (16)              4             365           (6,390)
Net unrealized appreciation on investments
     and futures contracts..................................               (3)          4,217          16,531           (4,344)
                                                                    ---------       ---------       ---------        ---------
   Net assets...............................................         $113,815        $135,810        $458,205         $253,787
                                                                     ========        ========        ========        =========
Shares outstanding (unlimited number authorized)............          113,682          12,391          52,988           22,987
                                                                     ========        ========        ========        =========
Net asset value per share...................................           $ 1.00         $ 10.96          $ 8.65          $ 11.04
                                                                     ========        ========        ========        =========

See accompanying Notes to Financial Statements.





46-47 [SPREAD]

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 2000
(All amounts in thousands)

                                                                  MUNICIPAL
                                                                      MONEY    INTERMEDIATE         MANAGED       HIGH-YIELD
                                                                     MARKET      MUNICIPALS      MUNICIPALS       MUNICIPALS
                                                                       FUND            FUND            FUND             FUND
                                                                -----------     -----------     -----------      -----------
INVESTMENT INCOME
Interest allocated from Portfolio ...............................  $  4,483        $   --          $   --          $ 17,894
Interest ........................................................      --             8,233          29,673            --
                                                                   --------        --------        --------        --------
   Total investment income ......................................     4,483           8,233          29,673          17,894
                                                                   --------        --------        --------        --------
EXPENSES
Management fees .................................................      --               644           1,923            --
Expenses allocated from Portfolio ...............................       345            --              --             1,284
Transfer agent fees .............................................       182             215             716             392
Administrative fees .............................................       289             208             563             317
Bookkeeping fees ................................................        27              27              36              30
Trustees' fees ..................................................        12              17              19              11
Custodian fees ..................................................         1               3              11               1
Audit fees ......................................................         9              21              21              10
Legal fees ......................................................         2               3              10               2
Registration fees ...............................................        33              30              22              37
Reports to shareholders .........................................        15              29              39              39
Other ...........................................................         3            --              --              --
                                                                   --------        --------        --------        --------
   Total expenses ...............................................       918           1,197           3,360           2,123
Reimbursement of expenses by investment Advisor .................      (111)           (168)           --              --
                                                                   --------        --------        --------        --------
   Net expenses .................................................       807           1,029           3,360           2,123
                                                                   --------        --------        --------        --------
   Net investment income ........................................     3,676           7,204          26,313          15,771
                                                                   --------        --------        --------        --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES TRANSACTIONS
Net realized gain (loss) on investments
     and futures transactions
     allocated from Portfolio ...................................        (8)           --              --             3,179
Net realized gain on investments
     and futures transactions ...................................      --                64           2,359            --
Net change in unrealized appreciation/depreciation
     on investments and futures transactions
     allocated from Portfolio ...................................        (3)         (3,059)        (21,196)        (20,047)
                                                                   --------        --------        --------        --------
   Net loss .....................................................       (11)         (2,995)        (18,837)        (16,868)
                                                                   --------        --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .......................................  $  3,666        $  4,209        $  7,476        $ (1,097)
                                                                   ========        ========        ========        ========


See accompanying Notes to Financial Statements.





48-49 [SPREAD]

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)

                                                                        MUNICIPAL MONEY                    INTERMEDIATE
                                                                          MARKET FUND                     MUNICIPALS FUND
                                                                  --------------------------      ----------------------------
                                                                       YEAR             YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                   JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
                                                                       2000             1999             2000             1999
                                                                  --------------------------      ---------------------------
OPERATIONS
Net investment income .........................................   $   3,676        $   3,249        $   7,204        $   8,888
Net realized gain (loss) on
     investments and futures transactions .....................          (8)            --                 64            1,053
Net change in unrealized appreciation/depreciation
     on investments and futures transactions ..................          (3)            --             (3,059)          (5,460)
                                                                  ---------        ---------        ---------        ---------
   Net increase in net assets resulting from operations .......       3,665            3,249            4,209            4,481
                                                                  ---------        ---------        ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ......................      (3,595)          (3,252)          (7,275)          (8,885)
Distributions from net capital gains ..........................        --               --               (735)            (926)
                                                                  ---------        ---------        ---------        ---------
   Total distributions to shareholders ........................      (3,595)          (3,252)          (8,010)          (9,811)
                                                                  ---------        ---------        ---------        ---------
SHARE TRANSACTIONS
Subscriptions to fund shares ..................................     136,193          197,191           18,308           31,678
Value of distributions reinvested .............................       3,197            2,897            5,595            6,806
Redemptions of fund shares ....................................    (144,677)        (196,332)         (53,188)         (59,909)
                                                                  ---------        ---------        ---------        ---------
   Net increase (decrease) from share transactions ............      (5,287)           3,756          (29,285)         (21,425)
                                                                  ---------        ---------        ---------        ---------
   Net increase (decrease) in net assets ......................      (5,217)           3,753          (33,086)         (26,755)
TOTAL NET ASSETS
Beginning of period ...........................................     119,032          115,279          168,896          195,651
                                                                  ---------        ---------        ---------        ---------
End of period .................................................   $ 113,815        $ 119,032        $ 135,810        $ 168,896
                                                                  =========        =========        =========        =========
Undistributed (overdistributed) net investment income .........          93               24              (20)              51
                                                                  ---------        ---------        ---------        ---------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ..................................     136,193          197,191            1,669            2,720
Issued in reinvestment of distributions .......................       3,197            2,897              510              586
Redemptions of fund shares ....................................    (144,677)        (196,332)          (4,830)          (5,169)
                                                                  ---------        ---------        ---------        ---------
   Net increase (decrease) in fund shares .....................      (5,287)           3,756           (2,651)          (1,863)
Shares outstanding at beginning of period .....................     118,970          115,214           15,042           16,905
                                                                  ---------        ---------        ---------        ---------
Shares outstanding at end of period ...........................     113,683          118,970           12,391           15,042
                                                                  =========        =========        =========        =========


See accompanying Notes to Financial Statements.


50-51 [SPREAD]

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                                          MANAGED                       HIGH-YIELD
                                                                      MUNICIPALS FUND                 MUNICIPALS FUND
                                                             ---------------------------      ---------------------------
                                                                    YEAR            YEAR            YEAR             YEAR
                                                                   ENDED           ENDED           ENDED            ENDED
                                                                JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
                                                                    2000            1999            2000             1999
                                                             ---------------------------      ---------------------------
OPERATIONS
Net investment income.....................................     $  26,313       $  28,799       $  15,771        $  17,255
Net realized gain (loss) on investments
     and futures transactions.............................         2,359           5,166           3,179            3,655
Net change in unrealized appreciation/depreciation
     on investments and futures transactions..............       (21,196)        (23,858)        (20,047)         (10,380)
                                                               ---------       ---------       ---------        ---------
   Net increase (decrease) in net assets
     resulting from operations............................         7,476          10,107          (1,097)          10,530
                                                               ---------       ---------       ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..................       (26,352)        (28,945)        (15,496)         (17,606)
Distributions from net capital gains......................        (5,798)             --              --              --
                                                               ---------       ---------       ---------        ---------
   Total distributions to shareholders....................       (32,150)        (28,945)        (15,496)         (17,606)
                                                               ---------       ---------       ---------        ---------
SHARE TRANSACTIONS
Subscriptions to fund shares..............................        29,618          43,856          53,142           57,493
Value of distributions reinvested.........................        17,510          16,296           9,880           11,152
Redemptions of fund shares................................      (102,571)        (86,130)        (90,516)        (105,475)
                                                               ---------       ---------       ---------        ---------
   Net decrease from share transactions...................       (55,443)        (25,978)        (27,494)         (36,830)
                                                               ---------       ---------       ---------        ---------
   Net decrease in net assets.............................       (80,117)        (44,816)        (44,087)         (43,906)
TOTAL NET ASSETS
Beginning of period.......................................       538,322         583,138         297,874          341,780
                                                               ---------       ---------       ---------        ---------
End of period.............................................     $ 458,205       $ 538,322       $ 253,787        $ 297,874
                                                               =========       =========       =========        =========
Undistributed (overdistributed) net investment income.....          (202)           (163)            116             (241)
                                                               ---------       ---------       ---------        ---------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares..............................         3,224           4,661           4,745            4,792
Issued in reinvestment of distributions...................         2,205           1,735             882              932
Redemptions of fund shares................................       (11,819)         (9,176)         (8,083)          (8,823)
                                                               ---------       ---------       ---------        ---------
   Net decrease in fund shares............................        (6,390)         (2,780)         (2,456)          (3,099)
Shares outstanding at beginning of period.................        59,378          62,158          25,443           28,542
                                                               ---------       ---------       ---------        ---------
Shares outstanding at end of period.......................        52,988          59,378          22,987           25,443
                                                               =========       =========       =========        =========


See accompanying Notes to Financial Statements.





52-53 [SPREAD]

Statements of Assets and Liabilities
--------------------------------------------------------------------------------


June 30, 2000
(All amounts in thousands)

                                                            SR&F       SR&F
                                                       MUNICIPAL HIGH-YIELD
                                                    MONEY MARKET MUNICIPALS
                                                       PORTFOLIO  PORTFOLIO
                                                      ---------- ----------
ASSETS
Investments, at market value (cost $128,327
     and $249,261, respectively)....................    $128,327   $245,106
Interest receivable.................................         896      4,834
Receivable for investments sold.....................       1,210      3,769
Cash................................................          10         65
Other...............................................          27         --
                                                       ---------  ---------
   Total assets.....................................     130,470    253,774
                                                       ---------  ---------
LIABILITIES
Payable for investments purchased...................       5,163        --
Payable for variation margin on futures.............          --        15
Accrued:
   Management fees..................................          26         87
   Bookkeeping fees.................................           2          2
   Transfer agent fees..............................           1          1
Other...............................................         199         22
                                                       ---------  ---------
   Total liabilities................................       5,391        127
                                                       ---------  ---------
   Net assets applicable to investors'
     beneficial interest............................    $125,079   $253,647
                                                       =========  =========


Statements of Operations
--------------------------------------------------------------------------------

For the Year Ended June 30, 2000
(All amounts in thousands)

                                                         SR&F        SR&F
                                                    MUNICIPAL  HIGH-YIELD
                                                 MONEY MARKET  MUNICIPALS
                                                    PORTFOLIO   PORTFOLIO
                                                   ----------  ----------
     INVESTMENT INCOME
     Interest ....................................   $  5,062    $ 17,913
                                                     --------    --------
     EXPENSES
     Management fees .............................        316       1,163
     Bookkeeping fees ............................         27          30
     Audit fees ..................................         16          19
     Trustees' fees ..............................         17          21
     Custodian fees ..............................          6           7
     Legal fees ..................................          2           3
     Transfer agent fees .........................          6           6
     Other .......................................       --            36
                                                     --------    --------
        Total expenses ...........................        390       1,285
                                                     --------    --------
        Net investment income ....................      4,672      16,628
                                                     --------    --------
     REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments .....         (9)      3,144
     Net change in unrealized
          appreciation/depreciation on investments         (3)    (20,040)
                                                     --------    --------
        Net loss on investments ..................        (12)    (16,896)
                                                     --------    --------
     NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS ..............   $  4,660    $   (268)
                                                     ========    ========



See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


(All amounts in thousands)

                                                                    SR&F
                                            SR&F                 HIGH-YIELD
                                      MUNICIPAL MONEY            MUNICIPALS
                                      MARKET PORTFOLIO           PORTFOLIO
                                    --------------------   --------------------
                                      YEAR        YEAR       YEAR       YEAR
                                     ENDED       ENDED      ENDED      ENDED
                                    JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,
                                      2000        1999       2000       1999
                                   ---------   ---------  ---------  ---------
OPERATIONS
Net investment income.............   $ 4,672     $ 4,189   $ 16,628   $ 18,389
Net realized loss on investments..        (9)         --      3,144      3,631
Net change in unrealized
   appreciation/depreciation
   on investments.................        (3)         --    (20,040)   (10,388)
                                   ---------   ---------  ---------  ---------
   Net increase (decrease)
     in net assets resulting
     from operations..............     4,660       4,189       (268)    11,632
                                   ---------   ---------  ---------  ---------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST
Contributions.....................   104,696     101,419     26,251     27,867
Withdrawals.......................  (118,326)   (103,577)   (71,999)   (83,002)
                                   ---------   ---------  ---------  ---------
   Net decrease from transactions
     in investors' beneficial
     interest.....................   (13,630)     (2,158)   (45,748)   (55,135)
                                   ---------   ---------  ---------  ---------
   Net increase (decrease)
     in net assets................    (8,970)      2,031    (46,016)   (43,503)
TOTAL NET ASSETS
Beginning of period...............   134,049     132,018    299,663    343,166
                                   ---------   ---------  ---------  ---------
End of period.....................  $125,079    $134,049   $253,647   $299,663
                                   =========   =========   ========  =========

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)



NOTE 1. ORGANIZATION
Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds") are series of Liberty-Stein Roe Municipal Trust (the "Trust"), formerly Stein Roe Municipal Trust, an open-end management investment company organized as a Massachusetts business trust. Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund invest substantially all of their assets in SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High-Yield Municipals Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe High-Yield Municipals Fund contributed $335,711 in securities and other assets to SR&F High-Yield Municipals Portfolio in exchange for beneficial ownership of the Portfolio. On February 4, 1998, Stein Roe Advisor High-Yield Municipals Fund contributed cash of $100 to the Portfolio. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 2000 Stein Roe Municipal Money Market Fund owned 88.5% of SR&F Municipal Money Market Portfolio; and Stein Roe High-Yield Municipals Fund owned 99.9% of SR&F High-Yield Municipals Portfolio.

--------------------------------------------------------------------------------
NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds or the Portfolios had when-issued or delayed delivery purchase commitments as of June 30, 2000.

SECURITY VALUATIONS
Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for SR&F Municipal Money Market Portfolio. This Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of 0.50% or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, its Board of Trustees would consider what action, if any, should be taken. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

   Stein Roe Municipal Money Market Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

FUTURES CONTRACTS
Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and SR&F High-Yield Municipals Portfolio may enter into futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.
   Upon entering into a futures contract, the Fund/Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Sub sequent payments are made or received by the Fund/Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund/Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be inclusive in the alternative minimum tax calculation.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 2000, the Funds had capital loss carryforwards as follows:

                                             Year of
Fund                          Amount         Expiration
Stein Roe High-Yield
  Municipals Fund             $5,934              2006
Stein Roe Municipal
  Money Market Fund                8         2002-2008
Stein Roe Intermediate
  Municipal Fund              $  252              2008

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. PORTFOLIO COMPOSITION
The Funds and Portfolios invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (i.e., bonds that have been refinanced, the proceeds of which have been invested in U.S. or state and local government obligations that are set aside to pay off the original issue at the first call date or maturity). See Fund Highlights for unaudited information regarding breakdown of securities held by type at June 30, 2000.
   The Funds and the Portfolios hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2000 investments in these securities for Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

SR&F High-Yield Municipals Portfolio represented 46.6%, 35.1% and 3.7% of holdings, respectively. SR&F Municipal Money Market Portfolio invests in certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default. At June 30, 2000, 72.8% of the Portfolio was backed by bank letters of credit. See the Portfolio of Investments for each Fund or Portfolio for additional information regarding portfolio composition.

--------------------------------------------------------------------------------
NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

MANAGEMENT & ADMINISTRATIVE FEES
The Funds and the Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager. The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of 0.25% of average daily net assets. The management fee for Stein Roe Intermediate Municipals Fund and SR&F High-Yield Municipals Portfolio is 0.45% of the first $100 million of average daily net assets, 0.425% of the next $100 million and 0.40% thereafter. The management fee for Stein Roe Managed Municipals Fund is 0.45% of the first $100 million of average daily net assets, 0.425% of the next $100 million, 0.40% of the next $800 million and 0.375% thereafter.
   The administrative fee for the Stein Roe Municipal Money Market Fund is computed at an annual rate of 0.25% of average daily net assets up to $500 million, 0.20% of average daily net assets for the next $500 million and 0.15% thereafter. The administrative fee for Stein Roe Intermediate Municipals Fund and Stein Roe High-Yield Municipals Fund is computed at an annual rate of 0.15% of the first $100 million of average daily net assets, 0.125% of the next $100 million and 0.10% thereafter. The administrative fee for Stein Roe Managed Municipals Fund is 0.15% of the first $100 million of average daily net assets, 0.125% of the next $100 million, 0.10% of the next $800 million and 0.075% thereafter.

BOOKKEEPING FEES
The Advisor provides bookkeeping and pricing services to each Fund and Portfolio for a monthly fee equal to $25 annually plus 0.0025% annually of each Fund's and Portfolio's average daily net assets over $50 million.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

EXPENSE LIMITS
The Advisor has agreed to reimburse Stein Roe Municipal Money Market Fund and Stein Roe Intermediate Municipals Fund for expenses in excess of 0.70% of average annual net assets. This commitment expires on October 31, 2001, subject to earlier termination by the Advisor on 30 days' notice.

TRANSFER AGENT FEES
Transfer agent fees are paid to SteinRoe Services, Inc. (SSI) (the Transfer Agent), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Services, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds. The Transfer Agent provides shareholder services for a monthly fee equal to 0.14% annually of each Fund's average net assets except Stein Roe Municipal Money Market which is equal to 0.15% annually and receives reimbursement for certain out-of-pocket expenses.

OTHER
Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

--------------------------------------------------------------------------------
NOTE 5. LINE OF CREDIT
The Trust (excluding the Stein-Roe High Yield Municipals Fund and Stein-Roe Municipal Money Fund), the Liberty Stein-Roe Investment Trust and the SR&F Base Trust (collectively, the "Trusts") participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The uncommitted line of credit permits the Trusts to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trusts for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by each Fund based on the relative asset size of each Fund. For the year ended June 30, 2000, the Trusts had no borrowings under the agreement.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

Note 6. Portfolio Information
The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the year ended June 30, 2000 were as follows:

                                                     Purchases           Sales
                                                   -------------   -------------
Stein Roe Intermediate Municipals Fund...........     $ 36,676          $ 66,179
Stein Roe Managed Municipals Fund................      212,363           290,972
SR&F High-Yield Municipals Portfolio.............       38,352            74,363


Unrealized appreciation (depreciation) at June 30, 2000 for both financial statement and federal income tax purposes was:


                                       Stein Roe      Stein Roe       SR&F
                                     Intermediate      Managed     High-Yield
                                      Municipals      Municipals    Municipals
                                         Fund            Fund       Portfolio
                                     -----------------------------------------
Gross unrealized appreciation          $5,146          $24,474       $  8,320
Gross unrealized depreciation            (929)          (8,358)       (12,475)
                                       ------          -------       --------
Net unrealized appreciation
     (depreciation)                    $4,217          $16,116       $ (4,155)
                                       ======          =======       ========

Financial Highlights
--------------------------------------------------------------------------------

Municipal Money Market Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                  YEARS ENDED JUNE 30,
                                         2000     1999     1998     1997     1996
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                     -------- -------- -------- -------- --------
   Net investment income..........      0.031    0.027    0.031    0.030    0.031
   Distributions from net
      investment income...........     (0.031)  (0.027)  (0.031)  (0.030)  (0.031)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                     ========  =======  =======  =======  =======
Ratio of net expenses to
   average net assets (a).........     0.70%    0.70%    0.70%    0.70%    0.70%
Ratio of net investment income to
   average net assets (b).........     3.19%    2.69%    3.06%    2.98%    3.09%
Total return (b)..................     3.20%    2.73%    3.10%    3.04%    3.13%

Net assets, end of period (000's).   $113,815 $119,032 $115,279 $118,424 $120,432

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.80, 0.79, 0.86,
     0.86 and 0.84 percent for the years ended June 30, 2000, 1999, 1998, 1997, and 1996, respectively.

(b)  Computed giving effect to Advisor's expense limitation undertaking.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

For the taxable year ended June 30, 2000, 100% of distributions from net investment income qualify as exempt-interest dividends for federal income tax purposes.

--------------------------------------------------------------------------------

SR&F Municipal Money Market Portfolio

                                                                                           PERIOD
                                                                                           ENDED
                                                             YEARS ENDED JUNE 30,         JUNE 30,
                                                       2000     1999     1998     1997    1996(a)
                                                     -------- -------- -------- -------- --------
SELECTED RATIOS
Ratio of net expenses to average net assets            0.30%    0.30%    0.34%    0.32%    0.30%(b)
Ratio of net investment income to average
   net assets........................................  3.57%    3.07%    3.41%    3.36%    3.50%(b)

(a)  From commencement of operations on September 28, 1995.

(b)  Annualized

Financial Highlights Continued
--------------------------------------------------------------------------------
Intermediate Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                 YEARS ENDED JUNE 30,
                                         2000     1999     1998     1997     1996
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 11.23  $ 11.57  $ 11.38  $ 11.22  $ 11.16
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........       0.28     0.54     0.54     0.55     0.55
   Net realized and unrealized
     gains (losses)
     on investments...............      (0.27)   (0.30)    0.22     0.22     0.06
                                     -------- -------- -------- -------- --------
      Total from investment
          operations..............       0.01     0.24     0.76     0.77     0.61
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........      (0.26)   (0.54)   (0.54)   (0.55)   (0.55)
   Net realized gains.............      (0.02)   (0.04)   (0.03)   (0.06)      --
                                     -------- -------- -------- -------- --------
      Total distributions.........      (0.28)   (0.58)   (0.57)   (0.61)   (0.55)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....    $ 10.96  $ 11.23  $ 11.57  $ 11.38  $ 11.22
                                     ========  =======  =======  =======  =======
Ratio of net expenses to
     average net assets (a).......      0.70%    0.70%    0.70%    0.70%    0.70%
Ratio of net investment income
     to average net assets (b)....      4.93%    4.58%    4.70%    4.84%    4.82%
Portfolio turnover rate...........        26%      48%      29%      44%      66%
Total return (b)..................      3.10%    2.08%    6.84%    7.07%    5.47%

Net assets, end of period (000's).  $135,810  $168,896  $195,651  $196,006  $204,726

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.81, 0.79, 0.81,
     0.82 and 0.81 percent for the years ended June 30, 2000, 1999, 1998, 1997 and 1996, respectively.

(b)  Computed giving effect to Advisor's expense limitation undertaking.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

For the taxable year ended June 30, 2000, 100% of distributions from net investment income qualify as exempt-interest dividends for federal income tax purposes.
   The Fund designates 100% of capital gain distributions paid as long term capital gain.

Financial Highlights Continued
--------------------------------------------------------------------------------
Managed Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                 YEARS ENDED JUNE 30,
                                         2000     1999     1998     1997     1996
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 9.07   $ 9.38   $ 9.11   $ 8.85   $ 8.79
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........       0.47     0.47     0.48     0.48     0.48
   Net realized and unrealized gains
     (losses) on investments......      (0.32)   (0.31)    0.27     0.26     0.06
                                     -------- -------- -------- -------- --------
      Total from investment
          operations..............       0.15     0.16     0.75     0.74     0.54
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........      (0.47)   (0.47)   (0.48)   (0.48)   (0.48)
   Net realized gains.............      (0.10)      --       --       --       --
                                     -------- -------- -------- -------- --------
      Total distributions.........      (0.57)   (0.47)   (0.48)   (0.48)   (0.48)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....     $ 8.65   $ 9.07   $ 9.38   $ 9.11   $ 8.85
                                     ========  =======  =======  =======  =======
Ratio of net expenses to
     average net assets...........      0.69%    0.72%    0.72%    0.73%    0.72%
Ratio of net investment income to
     average net assets ..........      5.39%    5.02%    5.14%    5.31%    5.41%
Portfolio turnover rate...........        19%      17%      12%      16%      40%
Total return .....................      1.86%    1.67%    8.37%    8.56%    6.24%

Net assets, end of period (000's). $458,205  $538,322  $583,138  $582,366  $606,359


-------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

For the taxable year ended June 30, 2000, 99% of distributions from net investment income qualify as exempt-interest dividends for federal income tax purposes.
   The Fund designates 100% of capital gain distributions paid as long term capital gain, and additionally designates $1,897,502 as long term capital gains earned.

Financial Highlights Continued
-------------------------------------------------------------------------------
High-Yield Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                 YEARS ENDED JUNE 30,
                                         2000    1999     1998     1997    1996
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 11.71  $ 11.97  $ 11.67  $ 11.40  $ 11.31
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........       0.65     0.63     0.65     0.72     0.67
   Net realized and unrealized gains
     (losses) on investments......      (0.68)   (0.25)    0.30     0.27     0.09
                                     -------- -------- -------- -------- --------
      Total from investment
          operations..............      (0.03)    0.38     0.95     0.99     0.76
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........      (0.64)   (0.64)   (0.65)   (0.72)   (0.67)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....    $ 11.04  $ 11.71  $ 11.97  $ 11.67  $ 11.40
                                     ========  =======  =======  =======  =======

Ratio of net expenses to
     average net assets...........      0.78%    0.77%    0.75%    0.77%    0.85%
Ratio of net investment
     income to average
     net assets.....................    5.82%    5.26%    5.48%    6.20%    5.86%
Portfolio turnover rate...........        N/A     N/A        8%(a)   11%      34%
Total return......................     (0.16)%  3.18%(b)  8.32%    8.91%    6.83%

Net assets, end of period (000's). $253,787  $297,874  $341,780  $306,070  $282,956

(a)  Prior to commencement of operations of the Portfolio.

(b) 0.50% of the return is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

For the taxable year ended June 30, 2000, 99.5% of distributions from net investment income qualify as exempt-interest dividends for federal income tax purposes.

--------------------------------------------------------------------------------
SR&F High-Yield Municipals Portfolio

                                                                    PERIOD
                                                                    ENDED
                                           YEARS ENDED JUNE 30,     JUNE 30,
                                              2000      1999        1998
                                           ---------   --------   --------
SELECTED RATIOS
Ratio of net expenses to
     average net assets..................      0.47%     0.45%      0.47%(a)
Ratio of net investment income
     to average net assets...............      6.11%     5.55%      5.72%(a)
Portfolio turnover rate..................        14%       19%         3%(b)

(a)  From commencement of operations on February 2, 1998.

(b)  Annualized

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------


To the Shareholders, Holders of Investors' Beneficial Interest and Board of Trustees of Liberty-Stein Roe Funds Municipal Trust and SR&F Base Trust

Stein Roe Municipal Money Market Fund

Stein Roe Intermediate Municipals Fund

Stein Roe Managed Municipals Fund

Stein Roe High-Yield Municipals Fund

SR&F Municipal Money Market Portfolio

SR&F High Yield Municipals Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund (two series of Liberty-Stein Roe Funds Municipal Trust, formerly, Stein Roe Municipal Trust), SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (two series of SR&F Base Trust), and the accompanying statements of assets and liabilities of Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund (two series of Liberty-Stein Roe Funds Municipal Trust, formerly, Stein Roe Municipal Trust) as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant

Report of Ernst & Young LLP,
Independent Auditors Continued
--------------------------------------------------------------------------------

estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty-Stein Roe Funds Municipal Trust and SR&F Base Trust at June 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ERNST & YOUNG LLP

Boston, Massachusetts
August 18, 2000



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To Contact Us. . .
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BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday from 7 a.m. to 7 p.m. CT, and Saturdays and Sundays from 9 a.m. to 1 p.m. CT.

STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o    Exchange shares between your Stein Roe accounts;

o    Purchase fund shares by electronic transfer;

o    Order additional account statements and money market fund checks;

o    Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by email, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.

ADDITIONAL REPORTS

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or accompanied by a prospectus.




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Liberty-Stein Roe Funds Municipal Trust
--------------------------------------------------------------------------------


TRUSTEES
John A. Bacon Jr.
Private Investor

William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.

Lindsay Cook
Executive Vice President, Liberty Financial Companies, Inc.

Douglas A. Hacker
Executive Vice President and Chief Financial Officer, UAL, Inc.

Janet Langford Kelly
Executive Vice President, Secretary
     and General Corporate Development, Kellogg Company

Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington

Thomas C. Theobald
Managing Director, William Blair Capital Partners

OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President
Loren A. Hansen, Executive Vice President
Joseph Palombo, Executive Vice President
Nancy L. Conlin, Senior Vice President, Secretary
Pamela McGrath, Senior Vice President, Treasurer
J. Kevin Connaughton, Controller

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Adviser

State Street Bank and Trust Company
Custodian

Stein Roe Services Inc.
Transfer Agent

Bell, Boyd & Lloyd LLC
Legal Counsel to the Trust

Ernst & Young LLP
Independent Auditors



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THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Midcap Growth Fund**
Capital Opportunities Fund
International Fund
Small Company Growth Fund

INTERNATIONAL FUNDS
Asia Pacific Fund
Small Cap Tiger Fund

  * Formerly Special Fund
 ** Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.

                                                  DIR-02/136C-0700(8/00) 00/1372